As filed with the Securities and Exchange Commission on August 30, 2016
Securities Act File No.
Investment Company Act File No.	811-23187

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

CROW POINT TECHNOLOGY OPPORTUNITY 2021 TARGET CONVERSION TRUST

(Exact name of Registrant as specified in its charter)

25 Recreation Park Drive, Suite 110

Hingham, MA 02043

(781) 875-3185

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

CORPORATION SERVICE COMPANY

2711 Centerville Road, Suite 400

Wilmington, DE 19808

(Name, address including zip code, and telephone number, including area code, of Registrant’s agent for service)

With Copies to:

Peter DeCaprio 25 Recreation Park Drive, Suite 110 Hingham, MA 02043 (781) 875-3185	Marc X. LoPresti, Esq. LoPresti Law Group, P.C. 45 Broadway, Suite 610 New York NY 10006 (212) 732-4029

Approximate date of commencement of proposed sale to the public:

As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are being offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box):

☒ when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES BEING REGISTERED	AMOUNT BEING REGISTERED	PROPOSED MAXIMUM OFFERING PRICE PER UNIT[1]	PROPOSED MAXIMUM OFFERING PRICE[1]	AMOUNT OF REGISTRATION FEE
Common Shares of Beneficial Interest ($0.01 par value)	50,000[2]	$20.00	$1,000,000	$100.70

1.                   Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(a) under the Securities Act of 1933.

2.                   Includes shares that may be offered to the Underwriters pursuant to an option to cover over-allotments.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

CROW POINT TECHNOLOGY OPPORTUNITY 2021 TARGET CONVERSION TRUST

CROSS REFERENCE SHEET PARTS A AND B*

ITEM NUMBER	CAPTION	LOCATION IN PROSPECTUS
1.	Outside Front Cover	Outside Front Cover Page
2.	Cover Pages; Other Offering Information	Inside Front and Outside Back Cover Pages
3.	Fee Table and Synopsis	Summary of Fund’s Expenses; Fund Expenses
4.	Financial Highlights	Not Applicable
5.	Plan of Distribution	Plan of Distribution
6.	Selling Shareholders	Not Applicable
7.	Use of Proceeds	Use of Proceeds
8.	General Description of the Registrant	Outside Front Cover Page; Investment Objective; Investment Strategies; Additional Investment Policies; General Risks
9.	Management	Management of the Funds; Administration, Accounting and Investor Services Agreements
10.	Capital Stock, Long-Term Debt, and Other Securities	Purchasing Shares; Repurchasing Shares
11.	Defaults and Arrears on Senior Securities	Not Applicable
12.	Legal Proceedings	Not Applicable
13.	Table of Contents of the Statement of Additional Information	Not Applicable
14.	Cover Page of SAI	Not Applicable
15.	Table of Contents of SAI	Not Applicable
16.	General Information and History	Not Applicable
17.	Investment Objective and Policies	Investment Objective; Investment Strategies; Management of the Funds
18.	Management	Management of the Funds; Codes of Ethics
19.	Control Persons and Principal Holders of Securities	Not Applicable
20.	Investment Advisory and Other Services	Management of the Funds
21.	Brokerage Allocation and Other Practices	Portfolio Transactions and Brokerage
22.	Portfolio Managers	Management of the Funds
23.	Tax Status	Certain Tax Considerations

*     All information required to be set forth in Part B: Statement of Additional Information has been included in Part A: Prospectus.

Part C: The information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of the Registration Statement.

The information contained in this Prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS

DATED August 30, 2016

Crow Point Technology Opportunity 2021 Target Conversion

Trust

___________ Shares of Beneficial Interest

The Fund. Crow Point Technology Opportunity 2021 Target Conversion Trust (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a closed-end, non-diversified management investment company. The Fund operates under an Agreement and Declaration of Trust (“Declaration of Trust”) dated ____________ __, 2016 (the “Declaration of Trust”). Crow Point Partners, LLC serves as the investment adviser to the Fund (the “Adviser”). The Adviser has appointed Recon Capital Partners, LLC as the Fund’s exclusive sub-adviser (“ACA” or the “Sub-Adviser”). The Adviser and Sub-Adviser are investment advisers registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended.

This prospectus (the “Prospectus”) applies to the public offering of up to ________ shares of beneficial interest (“Common Shares”) of the Fund.  The Common Shares will be offered during an initial public offering and in a continuous offering thereafter.  The Common Shares have been approved for listing on the New York Stock Exchange (the “NYSE”), subject to notice of issuance, under the ticker symbol “___.”

Investment Objective and Strategy. The primary objective of the Fund is to seek to maximize total return with a focus on current income. The Fund pursues its investment objective principally through a two-part strategy. First, the Fund will invest, under normal circumstances, substantially all of its Managed Assets1 in a managed portfolio of factor-based equity investments (the “Technology Portfolio”) which seeks to outperform, over time, before fees and expenses, the Technology Select Sector Index, or IXT (the “Technology Index” or “Index”). Second, the Fund will employ certain rules-based options strategies, primarily consisting of writing (selling) covered call options on the Technology Select Sector SPDR® ETF (NYSE symbol “XLK”) to generate premium income and to reduce the volatility of the Fund’s returns, with the intent of improving the Fund’s risk adjusted returns.

Recon Capital Partners oversees the options strategy as Sub-Adviser. The Fund’s options strategy seeks to provide monthly premium income while not materially impacting the potential for capital appreciation of the Fund’s Technology Portfolio by primarily writing (selling) call options on up to 50% of the Fund’s Managed Assets (as defined below). The percentage of the Fund’s assets overwritten will be determined periodically by a proprietary, rules-based option model that seeks optimal entry and exit points favorable to option overwriting. The Fund’s options strategy will be to write monthly call options on XLK (which is highly correlated to the Fund’s Technology Portfolio) or other individual or collective options which are also similarly correlated. The strategy will sell call options that are one and two months from each monthly expiration. The Fund’s call options strategy will select a variety of strikes for both the front month and the subsequent second month. The Fund may engage in other options strategies than covered call writing. The options strategy is subject to risks. See “Risk Factors and Special Considerations.”

1 For purposes of the Fund’s investment policies, “Total Assets” means all assets (including proceeds of leverage) before subtracting accrued liabilities. “Managed Assets” means the Total Assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies.

Investment Methodologies. The Fund will utilize a proprietary, factor-based methodology in constructing the Technology Portfolio, investing in the common stock of many, but not all, of the companies in the Technology Index. Additionally, the Fund will hold other Technology sector company stocks which are not in the Technology Index. Generally, the Fund will overweight or underweight each of its portfolio securities based on multiple factors including valuation, quality, momentum, profitability and volatility, among others. Each security may be over-weighted or underweighted, versus the Technology Index, by not more than 2.0% per position. The Fund also uses statistical sampling techniques in an attempt to match the investment characteristics of the Technology Index by taking into account such factors as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratios, price/book (P/B) ratios, and earnings growth. The Fund may not track the Technology Index precisely because differences between the Fund’s portfolio (including the options strategy) and the Technology Index can cause differences in performance. The Fund will not hold all of the common stocks in the Technology Index, or in the same weightings as in that index, and thus should not be considered an “index” fund. To the extent the Fund uses quantitative techniques to generate investment decisions, its processes and security selection can be adversely affected if it relies on erroneous or outdated data. The factors used in quantitative analysis and the weights placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.

Leverage. The Fund currently intends to use leverage to seek to achieve its investment objectives. The Fund currently anticipates that it will use leverage by borrowing funds from banks or other financial institutions. The Fund may also utilize leverage through reverse repurchase agreements, dollar rolls and/or the issuance of debt or preferred shares, as described in this prospectus. Issuing debt or preferred securities, or borrowing money, is often referred to as ‘traditional’ leverage, and entering into reverse repurchase agreements, dollar rolls, swaps, futures, forwards and other derivative transactions, and securities lending arrangements, that have similar effects as leverage, is often referred to as ‘effective’ leverage. The Fund will not employ leverage, either traditional or effective leverage, of more than 20% of the Fund’s Managed Assets as measured at the time when leverage is incurred. The Fund currently intends to use traditional leverage, in the form of a revolving credit facility or with a five-year maturity, in an amount up to 20% of its Managed Assets. Notwithstanding the foregoing, the Fund does not consider the writing of covered call options to be effective leverage, and will not include the notional amount of any written covered call options in calculating the leverage limit set forth herein. Call options written by the Fund will be covered as described under “Portfolio Composition—Option Strategy.”

The use of leverage is subject to numerous risks. When leverage is employed, the net asset value and market price of the Common Shares and the distributions to holders of Common Shares will be more volatile than if leverage were not used. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of Common Shares. If there is a net decrease or increase in the value of the Fund’s investment portfolio, leverage will increase or decrease, as the case may be, the NAV per Common Share to a greater extent. If a rise in short-term interest rates, which currently are near historically low levels, causes a reduction in the value of the Fund’s portfolio securities, the Fund’s net asset value would decline more than if the Fund had not used leverage. A reduction in the Fund’s net asset value may cause a reduction in the market price of its Common Shares. The Fund cannot assure you that the use of leverage will result in a higher distribution on the Common Shares. When the Fund uses leverage, the fee payable to the Investment Adviser for advisory services will be higher than if the Fund did not use leverage because this fee is calculated on the basis of the Fund’s Managed Assets, which include the proceeds of leverage. These risks could increase the volatility of the Fund’s portfolio, result in losses and thus cause rapid decreases in the Fund’s net asset value and the market value of the Common Shares. The Fund’s leveraging strategy may not be successful. See “Risk Factors and Special Considerations—Leverage Risk.”

Five Year Conversion. The Fund’s Declaration of Trust provides that beginning at the five-year anniversary of the date of the Fund’s initial public offering, the Fund will automatically convert into an Exchange Traded Fund (“ETF”), absent a shareholder vote to extend the Fund. In the event that the Fund converts to an Exchange Traded Fund (“ETF”) at the five-year anniversary of the Fund’s initial public offering, the ETF will seek to continue the Fund’s investment strategy in constructing the Technology Portfolio but the covered call options strategy will no longer be part of the Fund’s investment portfolio. The Fund’s common shares will be listed and traded on the Exchange as an ETF. See “Automatic Conversion to an Exchange-Traded Fund.”

This Prospectus concisely provides information that you should know about the Fund before investing.  You are advised to read this Prospectus carefully and to retain it for future reference.  Additional information about the Fund, including the Fund’s statement of additional information (the “SAI”), dated ____________ __, 2016, has been filed with the SEC.  While the Fund does not maintain a website, you may request a free copy of this Prospectus, the SAI, annual and semi-annual reports, when available, and other information about the Fund, and make inquiries without charge by writing to the Fund, 25 Recreation Park Drive, Suite 110, Hingham, MA 02043, or by calling the Fund collect at (781) 875-3185.  The SAI is incorporated by reference into this Prospectus in its entirety.  The table of contents of the SAI appears on page __ of this Prospectus.  You may also obtain copies of the SAI, and the annual and semi-annual reports of the Fund, when available, as well as other information about the Fund on the SEC’s website (www.sec.gov).  The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.

An investment in the Fund is not appropriate for all investors. Investing in the Common Shares involves risks. See “Risk Factors and Special Considerations” beginning on page __ of this Prospectus. The Fund cannot assure you that the investment objectives will be achieved. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program.

Because the Fund is newly organized, its stock has no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value and initial offering prices which may increase investors’ risk of loss. The risks associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell their shares in a relatively short period after completion of the initial public offering.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has determined whether this prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should purchase these securities. Neither the SEC nor any state securities commission has approved or disapproved these securities. Any representation to the contrary is a criminal offense.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

The Common Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

	Per Common Share	Total[1]
Public Offering Price	$____	$____
Sales Load[2]	$____	$____
Estimated Offering Costs[23]	$0.04	$2,000
Proceeds to the Fund, after expenses[3]	$____	$____

1. The Fund has granted the Underwriters an option to purchase up to __________ additional Common Shares at the public offering price, less the sales load, within 45 days of the date of this Prospectus solely to cover overallotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering costs and proceeds, after expenses, to the Fund will be $____________, $_________, $________ and $_________, respectively. See “Underwriting.”

2. The Adviser (and not the Fund) has agreed to pay from its own assets a structuring fee to each of ____________________, and a sales incentive fee to each of ____________________. The Adviser (and not the Fund) has entered into a marketing agent agreement with ________ (“__” or the “____________”) as selling agent. Personnel of __ who are registered representatives will participate in the marketing of the Common Shares during its initial public offering. Pursuant to the marketing agent agreement, the Investment Adviser has agreed to pay from its own assets a fee to __ for the sales, marketing and client services provided by the Selling Agent during the Fund’s initial public offering. See “Underwriting.”

3. The Adviser has agreed to pay (i) all organizational expenses of the Fund and (ii) offering expenses of the Fund (other than the sales load) that exceed $0.04 per Common Share. The Fund will pay offering expenses of the Fund (other than the sales load) up to $0.04 per Common Share. Any offering expenses paid by the Fund will be deducted from the proceeds of the offering received by the Fund. After payment of such expenses, proceeds to the Fund will be $___ per Common Share. The aggregate organizational and offering expenses (other than the sales load) are estimated to be $____________ (or $___ per Common Share). The aggregate offering expenses (other than the sales load) to be borne by the Fund are estimated to be $__________ (or $0.04 per Common Share); therefore, organizational and offering expenses payable by the Investment Adviser are estimated to be $_____________ ($___ per Common Share). If the Underwriters exercise the over-allotment option in full, the aggregate offering expenses (other than the sales load) to be borne by the Fund are estimated to be $_____________ (or $0.04 per Common Share).

[INSERT UNDERWRITERS]

The date of this Prospectus is _________________.

TABLE OF CONTENTS

FORWARD-LOOKING STATEMENTS

This Prospectus and the related Statement of Additional Information contain forward-looking statements, within the meaning of the federal securities laws that involve risks and uncertainties. These statements describe the Fund’s plans, strategies, and goals and the Fund’s beliefs and assumptions concerning future economic and other conditions and the outlook for the Fund, based on currently available information. In this prospectus, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,” “seeks,” “will,” “may,” “could,” “should,” and similar expressions are used in an effort to identify forward-looking statements, although some forward- looking statements may be expressed differently. The Fund is not entitled to the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended.

SUMMARY OF TERMS

The following provides a summary of certain information contained in this prospectus relating to Crow Point Technology Opportunity 2021 Target Conversion Trust and its Common Shares and does not contain all of the information that you should consider before investing in the Fund or purchasing its Common Shares. The information is qualified in all respects by the more detailed information included elsewhere in this prospectus. You may also wish to request and read a copy of the Fund’s Statement of Additional Information, dated ____________ __, 2016 (the “SAI”), which contains additional information about the Fund.

The Fund	Crow Point Technology Opportunity 2021 Target Conversion Trust (the “Fund”) is a statutory trust formed under the laws of the State of Delaware and registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act” or the “1940 Act”) as a closed-end, non-diversified management investment company.
Board of Trustees	The Fund’s board of trustees (each, a “Trustee” and, collectively, the “Board of Trustees” or the “Board”) has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. Initially, the Board of Trustees will be elected by the sole initial shareholder. Any vacancy on the Board of Trustees may be filled by a majority of the remaining Trustees, except to the extent the Investment Company Act requires the election of Trustees by shareholders. A majority of the Trustees are not “interested persons” (as defined by the Investment Company Act) of the Fund, the Adviser or Sub-Adviser.
Adviser	Crow Point Partners, LLC, a limited liability company organized under the laws of the State of Delaware, serves as the investment adviser to the Fund (the “Adviser”) and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. The Adviser provides investment advisory services to the Fund under the supervision of the Board of Trustees and pursuant to an investment advisory agreement (the “Advisory Agreement”). The Advisory Agreement is effective for an initial two-year term and may be continued in effect if the continuance is approved annually by the Board of Trustees. The Board of Trustees or the Fund’s shareholders may terminate the Advisory Agreement on 60 days’ prior notice to the Adviser.
Sub-Adviser	Recon Capital Partners, LLC, a limited liability company organized under the laws of the State of Delaware, serves as the exclusive sub-adviser to the Fund and is registered as such with the SEC under the Investment Advisers Act of 1940. The Sub-Adviser provides investment advisory services to the Fund related to the Options Strategy, under the supervision of the Board of Trustees, pursuant to a sub-advisory agreement, dated ____________ __, 2016 the “Sub-Advisory Agreement”). Under the terms of the Sub-Advisory Agreement, the Sub-Adviser, under the oversight of the Board of Trustees, implements a strategy for the Fund of writing (selling) covered call options.
The Offering	The Fund is offering its shares of beneficial interest (“Common Shares”) on a continuous basis. Common Shares will be offered at an initial price of $__ per Common Share through a group of underwriters (the “Underwriters”) led by _____________. Investors must purchase at least 100 Common Shares ($______) in this offering. The Fund has given the

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Underwriters an option to purchase up to ___________ additional Common Shares within 45 days of the date of this prospectus solely to cover over-allotments, if any. The Adviser has agreed to pay (i) all organizational expenses and (ii) all offering costs of the Fund (other than sales load) that exceed $0.04 per Common Share.
Use of Proceeds	The net proceeds from the sale of the Common Shares, after deducting the amount of any sales loads and the Fund’s fees and expenses (including organization and offering expenses up to $0.04), will be invested by the Fund to pursue its investment objectives and strategies as soon as practicable (but not in excess of six months), consistent with market conditions and the availability of suitable investments, after receipt of such proceeds by the Fund. The net proceeds of this offering will be approximately $_________________ (or approximately $____________ assuming the Underwriters exercise the overallotment option in full) after payment of offering expenses, and excluding all sales loads paid by the Fund’s shareholders. The investment of proceeds is expected to be substantially completed within two weeks.
Listing of Shares	The Fund’s Common Shares have been approved for listing on the New York Stock Exchange (“NYSE”), subject to notice of issuance, under the ticker symbol “___” and will be required to meet the NYSE’s initial and continued listings requirements. Please refer to “Underwriting” below for more information about the NYSE’s initial and continued listings requirements.
Investment Objectives and Strategy

The primary objective of the Fund is to seek to maximize total return with a focus on current income.

The Fund pursues its investment objective principally through a two-part strategy. First, the Fund will invest, under normal circumstances, substantially all of its Managed Assets2 in a managed portfolio of factor-based equity investments (the “Technology Portfolio”) which seeks to outperform, over time, before fees and expenses, the Technology Select Sector Index, or IXT (the “Technology Index” or “Index”). Second, the Fund will employ certain rules-based options strategies, primarily consisting of writing (selling) covered call options on the Technology Select Sector SPDR® ETF (NYSE symbol “XLK”) to generate premium income and to reduce the volatility of the Fund’s returns, with the intent of improving the Fund’s risk adjusted returns.

The Fund will utilize a proprietary, factor-based methodology in constructing the Technology Portfolio, investing in the common stock of many, but not all, of the companies in the Technology Index. Additionally, the Fund will hold other Technology sector company stocks which are not in the Technology Index. Generally, the Fund will overweight or underweight each of its portfolio securities based on multiple factors including valuation, quality, momentum, profitability

2 For purposes of the Fund’s investment policies, “Total Assets” means all assets (including proceeds of leverage) before subtracting accrued liabilities. “Managed Assets” means the Total Assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies.

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and volatility, among other factors. Each security may be over-weighted or underweighted, versus the Technology Index, by not more than 2.0% per position. The Fund also uses statistical sampling techniques in an attempt to match the investment characteristics of the Technology Index by taking into account such factors as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratios, price/book (P/B) ratios, and earnings growth. The Technology Index, IXT, seeks to provide an effective representation of the technology sector of the S&P 500® Technology Index including companies from the following industries: information technology and telecommunications services. The Fund will invest in these same industries in approximately the same proportion as represented by the Index, plus or minus 2.0%. In normal market conditions, the Technology Portfolio seeks a tracking error to the Technology Index of approximately 1.5%. The Fund may not track the Technology Index precisely because differences between the Fund’s Portfolio (including the options strategy) and the Technology Index can cause differences in performance. The Fund will not hold all of the common stocks in the Technology Index, or in the same weightings as in that index, and thus should not be considered an “index” fund.

The Fund’s portfolio holdings are expected to include approximately 50 to 100 securities and may include stocks that are members of the Index, stocks that are not members of the Index and other investments that have economic characteristics similar to the securities that constitute the Index. These other investments may include futures, forwards, swaps, options contracts based on the Index and options on futures and swaps, as well as investment funds or baskets of securities with a composition and/or characteristics similar to all or a portion of the Index. The securities or other instruments included in the Fund’s Technology Portfolio will be selected and periodically rebalanced utilizing statistical methods including, but not limited to, optimization and a variety of other quantitative modeling techniques.

Second, the Fund will use certain option strategies (the “Option Strategy”), primarily consisting of writing (selling) XLK call options or other similar derivative products which are individually or collectively based on the Index to generate premium income and reduce the volatility of the Fund’s returns, with the intent of improving the Fund’s risk adjusted returns. Under normal circumstances, the Fund will sell covered call options on up to 50% of the Fund’s Managed Assets. As a result of the Option Strategy, the Fund will receive premiums from the sale of the options; but, to the extent that the price of the instrument underlying the options appreciates above the strike price of these options, the Fund will incur a liability. Any liabilities incurred by the Fund when using the Option Strategies are expected to be fully collateralized by the Fund’s Investment Portfolio.

The Fund believes that the use of the Option Strategy will moderate the volatility of the Fund’s returns because the option premium received will help to mitigate the impact of downward price movements in the stocks held by the Fund, while the Fund’s obligations under these options may constrain the Fund’s ability to fully participate in upward price movements in portfolio stocks in excess of the option premium received.

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The Sub-Adviser is responsible for determining the notional value, timing and terms of the Option Strategy used by the Fund. The Fund’s investment portfolio will benefit from any capital appreciation on 50% or more of its underlying investments, and on the remainder of the investment portfolio the Fund will benefit to the extent such portfolio investments are not used by the Fund to pay any liability associated with the Option Strategies, allowing stockholders to receive the majority of any rise, over time, in the appreciated value of the Fund’s portfolio. Conversely, the value of the Fund’s assets will decline if the value of the securities and other instruments constituting the Fund’s investment portfolio declines by a greater amount than the amount of the premium received from the Option Strategies.
Leverage

The Fund currently intends to use leverage to seek to achieve its investment objectives. The Fund currently anticipates that it will use leverage by borrowing funds from banks or other financial institutions. The Fund may also utilize leverage through reverse repurchase agreements, dollar rolls and/or the issuance of preferred shares, as described in this prospectus. Issuing debt or preferred securities, or borrowing money, is often referred to as traditional leverage, and entering into reverse repurchase agreements, dollar rolls, swaps, futures, forwards and other derivative transactions, and securities lending arrangements, that have similar effects as leverage, is often referred to as effective leverage. The Fund will not employ leverage, either traditional or effective leverage, of more than 30% of the Fund’s Managed Assets (as defined below) as measured at the time when leverage is incurred. The Fund currently intends to use traditional leverage, in the form of a revolving credit facility, in an amount up to 30% of its Managed Assets. Notwithstanding the foregoing, the Fund does not consider the writing of covered call options to be effective leverage, and will not include the notional amount of any written covered call options in calculating the leverage limit set forth herein. Call options written by the Fund will be covered as described under “Portfolio Composition—Option Strategy.”

The use of leverage is subject to numerous risks. When leverage is employed, the net asset value and market price of the Common Shares and the yield to holders of Common Shares will be more volatile than if leverage were not used. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of Common Shares. If there is a net decrease or increase in the value of the Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per Common Share to a greater extent. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Fund’s net asset value to decline more than if the Fund had not used leverage. A reduction in the Fund’s net asset value may cause a reduction in the market price of its Common Shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the Common Shares. When the Fund uses leverage, the fee payable to the Adviser for advisory services will be higher than if the Fund did not use leverage because this fee is calculated on the basis of the Fund’s Managed Assets, which include the proceeds of leverage. Moreover, covering written call options as described in “Portfolio Composition—Option Strategy” and excluding the notional amounts of such written calls from the calculation of the Fund’s leverage limit will not eliminate the portfolio volatility and potential for

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significant losses that may result from such an options writing strategy. These risks could increase the volatility of the Fund’s portfolio, result in losses and thus cause rapid decreases in the Fund’s net asset value and the market value of the Common Shares. The Fund’s leveraging strategy may not be successful. See “Risk Factors and Special Considerations—Leverage Risk.”

To generate additional income, the Fund may lend portfolio securities to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

Lending Portfolio Securities

To generate additional income, the Fund may lend portfolio securities to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a placing broker, a part of the interest earned from the investment of collateral received for securities loaned.

Investment Policies	The Fund’s investment policies and its policies with respect to the investment objective and use of leverage are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. Shareholders, however, will be notified in writing of any change at least 60 days prior to effecting any such change in accordance with SEC rules.
Distributions and Dividends	Commencing with the Fund’s initial distribution, the Fund intends to make regular monthly cash distributions of all or a portion of its income to its common shareholders. The Fund expects to declare the initial monthly dividend on the Common Shares and pay its initial distribution within approximately 45 to 60 days after the completion of this offering and pay its initial distribution within approximately 60 to 90 days after
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the completion of this offering. The Fund may pay capital gain distributions annually, if available. The Fund may seek an exemptive order from the SEC to allow the Fund to pay capital gains distributions more frequently than annually, but there can be no assurance that the Fund will seek, or that the SEC would issue, such an exemptive order.
Organization and Offering Fees and Expenses	The Fund will bear all expenses incurred in the business of the Fund. The Adviser has agreed to pay (i) all organizational expenses of the Fund, and (ii) offering expenses of the Fund (other than the sales load) that exceed $0.04 per Common Share. The Fund will pay offering expenses of the Fund (other than the sales load) up to $0.04 per Common Share.
Advisory Fees	In consideration of the advisory services provided by the Adviser to the Fund, the Fund shall pay to the Adviser at the end of each calendar month an advisory fee at the annual rate of __% of the Fund’s Average Weekly Gross Invested Assets as defined below (the “Advisory Fee”). The Advisory Fee is an expense paid out of the Fund’s assets.
Sub-Advisory Fee	In consideration of the sub-advisory services provided by the Sub-Adviser to the Fund, the Adviser shall pay to the Sub-Adviser at the end of each calendar month a sub-advisory fee equal to 50% of the Advisory Fee that the Adviser receives from the Fund (the “Sub-Advisory Fee”).
Five-Year Conversion	The Fund’s Declaration of Trust provides that beginning at the five-year anniversary of the date of the Fund’s initial public offering, the Fund will automatically convert into an ETF absent a shareholder vote to extend the Trust. In the event that the Fund converts to an ETF, the ETF will seek to replicate the Fund’s investment strategy in constructing the Technology Portfolio but the covered call options strategy will no longer be part of the fund’s investment portfolio. If the Fund converts to an ETF, the Common Shares will convert and continue to be listed and traded on the Exchange. The Fund’s investment objectives and policies are not designed to seek to return to investors that purchase Common Shares in this offering their initial investment of $___ per Common Share on the conversion date, and such investors and investors that purchase Common Shares after the completion of this offering may receive more or less than their original investment upon conversion.
Administrator	Gemini Fund Services, LLC (the “Administrator”) will serve as the Fund’s administrator. See “Administrator.”
Conflicts of Interest	The investment activities of the Adviser and Sub-Adviser for their own account and other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund. For example, the Adviser or Sub-Adviser may engage in the ordinary course of business in activities in which its interests or the interests of its other clients may conflict with those of the Fund and the Fund’s shareholders. See “Conflicts of Interest.”
Tax Aspects	The Fund intends to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Fund so qualifies, the Fund (but not its
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common shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and net realized capital gains that it timely distributes to common shareholders. The Fund intends to distribute substantially all of such income and gains annually. To qualify for the favorable tax treatment of a RIC, the Fund must, among other things, satisfy certain source-of-income, asset diversification and distribution requirements. If in any year the Fund fails to qualify as a RIC, it would be taxed as an ordinary corporation and could be required to recognize unrealized gains, incur substantial tax on such unrealized gains and make certain substantial distributions in order to requalify as a RIC that is accorded special tax treatment. See “Taxation”; see also “Tax Aspects” in the SAI.

Summary of Principal Risk Factors and Special Considerations

Investing in the Fund involves certain risks. The following is a general summary of such risks. The values of the instruments held by the Fund as part of its investment strategy will fluctuate based on many factors, such as market conditions, interest rate movements, investors’ perceptions of the financial conditions of the companies, and other political and economic events. As these instruments fluctuate in value, they may cause the net asset value of the Common Shares to also vary.

Not an Index Fund. The Fund is not, nor is it intended to be, an index fund. As a result, the performance of the Fund will differ from the performance of the Index as a whole for various reasons, including the fact that the Fund will write call options on the XLK and certain of the constituent components of the Fund’s portfolio are expected to be different than the stocks constituting the Index.

Selection Risk. The Fund does not expect to invest in all of the common stocks in the Index or in the same weightings as the Index. For this reason, the Fund’s investments in common stocks or other instruments may not fully replicate the Index, and may underperform the index or fail to effectively offset the Fund’s liabilities under the Option Strategy. Moreover, the Sub-Adviser may sell the options at inopportune times and fail to realize the level of premium that may otherwise have been obtained.

Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund, as a registered closed-end investment company, is subject to regulations under the Investment Company Act. These regulations are complex and often subject to varying degrees of formal and information interpretation by courts, the SEC and the SEC staff, and at times these interpretations may be at odds with each other.

High Portfolio Turnover Risk. The Fund’s actively-managed strategy may also result in high portfolio turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding

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securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease in the portion of the Fund’s distributions that is attributable to long-term capital gain.

Quantitative Security Selection Risk. To the extent the Fund uses quantitative techniques to generate investment decisions, its processes and security selection can be adversely affected if it relies on erroneous or outdated data. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.

No Operating or Trading History. The Fund is a newly organized, non-diversified, closed-end investment management company and it has no operating or public trading history. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objectives and that the value of an investment in the Fund could decline substantially. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market or economic conditions.

Closed-End Structure; Market Discount from Net Asset Value. Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. As a result, the Fund is designed primarily for long-term investors. The Fund’s total assets will be reduced following this offering by the amount of offering, sales loads and related expenses to be paid by the Fund.

Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell the Common Shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor’s purchase price for the Common Shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value or at, below or above the initial public offering price. The net asset value of the Common Shares, however, is expected to be reduced immediately following the offering as a result of the payment of offering costs up to $0.04 per Common Share. As with any security, complete loss of investment is possible. See “Risk Factors and Special Considerations.”

Market Risk. Investing in the Fund involves market risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular

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companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The net asset value of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons including if the issuer fails to make anticipated dividend payments. Common stock in which the Fund will invest is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns.

Technology Sector Companies Risk. The Fund’s investments in technology companies are subject to various risks. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within the technology and technology-related sectors. The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

Large Capitalization Company Risk. The Fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Small- and Mid-Cap Company Securities Risk. Investing in the technology sector frequently involves investing in Small- and Mid-Cap companies which come with their own set of unique risks. Securities of small- and mid-capitalization companies (small- and mid-cap companies) can, in certain circumstances, have a higher potential for gains than securities of larger, more established companies (larger companies) but

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may also have more risk. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in losses to the Fund. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Growth Securities Risk. Many companies in the technology sector can be classified as growth companies. Securities of growth companies typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Strategy Risk. The Fund generally intends to manage the its investment portfolio with the intent of creating a portfolio whose collective performance closely tracks the performance of the Index over time, before fees and expenses, regardless of the current investment merit of the Index. Consequently, this management approach will continue despite any adverse or positive developments concerning a particular issuer, an industry, the economy or the stock market generally. The Fund may sell investments to reflect changes in the Index based on the strategy used to manage the Fund’s investment portfolio. As a result, the Fund may sell certain of its better performing investments and replace them with investments that do not have similar or favorable historical price performance. Additionally, the Fund is subject to market segment risk, which is the risk that returns from the Fund’s investment portfolio will underperform other asset classes or the stock market in general. Furthermore, the securities of large capitalization issuers, such as those in the Index, tend to go through cycles of performing worse (or better) than the market in general. These cycles have, at times, lasted several years.

The Fund will incur certain fees and expenses that are not applicable to (and not reflected in the performance of) a portfolio consisting solely of the components of the Index, such as, among others, the costs of managing the Fund and the transaction costs associated with purchasing stocks in the Fund’s investment portfolio and engaging in the Option Strategies.

Writing Call Options Risk. A principal part of the Fund’s investment strategy involves writing call options on the XLK, which are expected to be fully collateralized by the Fund’s investment portfolio. This part of the Fund’s strategy subjects the Fund to certain additional risks. Because a call writing strategy creates the potential for a liability to the extent the

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asset underlying the option appreciates to a level above the strike price, an investment in the Fund is not the same as an investment linked to the performance of the Fund’s investment portfolio. Additionally, the Fund will continue to bear the risk of declines in the value of its investment portfolio. The premium received from the writing options may not be sufficient to offset any losses sustained from the volatility of the Fund’s investment portfolio over time or any liability incurred under the Written Options.

The Fund generally will write options on major exchanges, such as the Chicago Board Options Exchange, Inc. Exchanges may suspend trading of options in volatile markets. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous for the Fund to do so. Trading suspensions may limit the Fund’s ability to achieve its investment objective. The Fund may be required to sell investments from its portfolio to make cash settlement (or transfer ownership of a stock or other instrument to physically settle) on any written options that are exercised. Such sales (or transfers) may occur at inopportune times, and the Fund may incur transaction costs that increase its expenses. In addition, the Fund may sell options in the OTC market. The options in the OTC markets may not be as liquid as exchange listed options. The Fund may be limited in the number of counterparties willing to take positions opposite the Fund or may find the terms of such counterparties less favorable than the terms available for listed options. Moreover, OTC options may provide less favorable tax treatment than listed options.

General Risks Related to Derivatives. In addition to call options or other option strategies, the Fund may use other derivatives, such as, among others, total return and other types of swaps, forward contracts, futures and options on futures and swaps. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying these derivatives.

No Temporary Defensive Positions. The Fund will seek to invest in accordance with its investment objective and generally will not adopt a temporary defensive position to hedge against adverse market conditions.

Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Interest Rate Risk. Rising interest rates may adversely affect the price of the securities held by the Fund. During periods of declining interest rates, the market price of debt securities generally rises, and the market price of equity securities that pay significant dividends or other income to holders may be similarly affected. Conversely, during periods of rising interest rates, the market price of such debt securities generally declines with the market price of equity securities that pay significant dividends or other income again similarly affected. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of issuers, including MLPs, to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could

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negatively affect the financial performance of such issuers. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Dividend-Paying Stock Risk. The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend-paying stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. Depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. There is no guarantee that issuers of the stocks held by a Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

Option Transactions Risk. The ability of the Fund to achieve current gains is partially dependent on the successful implementation of its Option Strategies. Risks that may adversely affect the ability of the Fund to successfully implement its option strategy include the following:

Risks Associated with Options on Securities Generally. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Risks of Writing Options. As the writer of a call option covered with a security held by the Fund, the Fund forgoes, during the option’s life, the opportunities to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. As the Fund writes such covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If the Fund writes call options on indices or baskets of securities that include securities that are not in the Fund’s portfolio or that are not in the same proportion as securities in the Fund’s portfolio, the Fund will experience loss, which theoretically could be unlimited, if the value of the index or basket appreciates above the exercise price of the option written by the Fund.

Exchange-Listed Options Risks. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange

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include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

Over-the-Counter Option Risk. The Fund may write (sell) unlisted OTC options. Options written by the Fund with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as illiquid securities being used to cover certain written OTC options. The OTC options written by the Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Fund may be

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unable to liquidate an OTC option position.

Index Option Risk. The Fund may sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Fund for writing the option. The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by the Fund on its common shares may be derived in part from the net index option premiums it receives from selling index put and call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short-term and long-term.

Limitation on Option Writing Risk. The number of covered call options the Fund can write is limited by the Total Assets the Fund holds and is further limited by the fact that all options represent 100 share lots of the underlying common stock. Furthermore, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write may be affected by options written by other investment Advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Tax Risks Related to Writing Options. Income on options on individual stocks will generally not be recognized by the Fund for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Fund from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Fund is exercised, the Fund may recognize taxable gain depending on the exercise price of the option, the option premium, and the tax basis of the security underlying the option. The character of

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any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. In general, distributions received by shareholders of the Fund that are attributable to short-term capital gains recognized by the Fund from its option writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

Options on indices of securities and sectors of securities will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Fund will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Fund to recognize gain in advance of the receipt of cash, the Fund may be required to dispose of investments in order to meet its distribution requirements. The Fund may engage in certain other derivative transactions, including the following:

Other Derivative Instruments. The Fund may, but does not currently intend to, utilize other types of derivative instruments, primarily for hedging or risk management purposes. These instruments include futures, forward contracts, options on such contracts and interest rate, total return and other kinds of swaps. Each type of derivative subjects the Fund to risk of loss. These investment management techniques generally will not be considered senior securities if the Fund establishes in a segregated account, or earmarks on its books and records, cash or other liquid assets equal to the Fund’s obligations in respect of such techniques.

Liquidity Risk. Although the equity securities in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, potentially those of issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements.

Listing and Liquidity. Although the Fund intends to list its common shares on the NYSE, there is currently no public market for the Fund’s common shares and there can be no assurance that an active public market will develop or be sustained after completion of this offering. There also is no assurance that the Fund will be able to maintain the listing of its common shares on the NYSE.

Market Discount Risk. Shares of closed-end funds, such as the Fund, frequently trade at discounts to their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. The Fund cannot predict whether its common shares will trade at, below or above net asset value or at, below or above the initial public offering price. See “Risk Factors and Special Considerations—Market Discount Risk.”

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 No Temporary Defensive Positions. The Fund will seek to invest in accordance with its investment objective and generally will not adopt a temporary defensive position to hedge against adverse market conditions.

Long-Term Objective: Not a Complete Investment Program. The Fund is intended for investors seeking a high level of income over the long term. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in common shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objectives as well as the shareholder’s other investments when considering an investment in the Fund.

Distribution Risk. The Fund expects that much of the cash flow it receives will be derived from its investments in equity securities that pay dividends or other distributions. Such dividends or other distributions are not guaranteed and an issuer may forego paying dividends or other distributions at any time and for any reason. The amount and tax characterization of cash available for distribution by such issuers will vary, depending upon, among other things, the amount of cash generated by such entity’s operations. Cash flow available for distribution will vary from quarter to quarter.

Dodd-Frank Act. Congress has enacted sweeping financial legislation, the Dodd-Frank Act, signed into law by President Obama on July 21, 2010, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives. Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of investment advisers, and the trading and use of many derivative instruments, including swaps. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund. In addition, Congress may address tax policy, which also could have uncertain direct and indirect impact on trading and operations, as well as, potentially, operations and structure of the Fund.

The implementation of the Dodd-Frank Act could also adversely affect the Investment Adviser and the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Investment Adviser’s and the Fund’s exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Investment Adviser and the Fund, including, without limitation, responding to

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investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Investment Adviser and the Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.

Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Registered Investment Companies Risk. The Fund may invest in registered investment companies in accordance with the Investment Company Act to the extent consistent with the Fund’s investment objectives, including exchange traded funds. The Investment Company Act generally prohibits the Fund from investing more than 5% of its assets in any one other investment company or more than 10% of its assets in all other investment companies. However, many exchange-traded funds are exempt from these limitations. To the extent that the Fund invests in other funds, the Fund is subject to the fees and expenses of those funds, and the Fund’s shareholders would thus be subject to two layers of fund fees and expenses. The securities of other investment companies in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Fund’s common shares) will be diminished.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to Russia’s recent annexation of the Crimea region of Ukraine and posture vis-a-vis Ukraine, further downgrade of U.S. Government securities, the outbreak of infectious diseases such as Ebola and other similar events, have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. The nature, scope and duration of these events cannot be predicted with any certainty. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation, energy prices and other factors relating to the Common Shares.

Economic Events. While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 has generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist. The policy of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), including with respect to certain interest rates and the decision to begin tapering its quantitative easing policy, may

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adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objectives.

Government Intervention in Financial Markets Risk. The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. See “Risk Factors and Special Considerations—Government Intervention in Financial Markets Risk.”

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any variable rate preferred shares or debt securities issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders.

Lending Portfolio Securities Risk. To generate additional income, the Fund may lend portfolio securities to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments.

Non-Diversified Status Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act, which means the Fund is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a

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diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

Anti-Takeover Provisions. The Fund’s governing documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving common shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See “Risk Factors and Special Considerations—Anti-Takeover Provisions.”

Leverage Risk. The Fund currently intends to use leverage to seek to achieve its investment objectives. The Fund currently anticipates that it will use leverage by borrowing funds from banks or other financial institutions. The Fund may also utilize leverage through reverse repurchase agreements, dollar rolls and/or the issuance of preferred shares, as described in this prospectus. Issuing debt or preferred securities, or borrowing money, is often referred to as traditional leverage, and entering into reverse repurchase agreements, dollar rolls, swaps, futures, forwards and other derivative transactions, and securities lending arrangements, that have similar effects as leverage, is often referred to as effective leverage. The Fund will not employ leverage, either traditional or effective leverage, of more than 20% of the Fund’s Managed Assets (as defined below) as measured at the time when leverage is incurred. The Fund currently intends to use traditional leverage, in the form of either a revolving credit facility or with a five-year maturity, in an amount up to 20% of its Managed Assets. Notwithstanding the foregoing, the Fund does not consider the writing of covered call options to be effective leverage, and will not include the notional amount of any written covered call options in calculating the leverage limit set forth herein. Call options written by the Fund will be covered as described under “Portfolio Composition—Option Strategy.”

The use of leverage is subject to numerous risks. When leverage is employed, the net asset value and market price of the Common Shares and the yield to holders of Common Shares will be more volatile than if leverage were not used. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of Common Shares. If there is a net decrease or increase in the value of the Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per Common Share to a greater extent. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Fund’s net asset value to decline more than if the Fund had not used leverage. A reduction in the Fund’s net asset value may cause a reduction in the market price of its Common Shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the Common Shares. When the Fund uses leverage, the fee payable to the Investment Adviser for advisory services will be higher than if the Fund did not use leverage because this fee is calculated on the basis of the Fund’s Managed Assets, which include the proceeds of leverage. Moreover, covering written call options as described in “Portfolio Composition—Option Strategy” and excluding

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the notional amounts of such written calls from the calculation of the Fund’s leverage limit will not eliminate the portfolio volatility and potential for significant losses that may result from such an options writing strategy. These risks could increase the volatility of the Fund’s portfolio, result in losses and thus cause rapid decreases in the Fund’s net asset value and the market value of the Common Shares. The Fund’s leveraging strategy may not be successful.

See “Risk Factors and Special Considerations” and the other information included in this Prospectus for a discussion of factors you should carefully consider before deciding to invest in the Common Shares of the Fund.

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SUMMARY OF FUND EXPENSES

The following table illustrates the fees and expenses that the Fund expects to incur and that shareholders can expect to bear directly or indirectly. The expenses shown in the table assume that the Fund issues ______ Common Shares (representing an aggregate public offering price of $__________). The Fund’s actual expenses may vary from the estimated expenses shown in the table.

TRANSACTION FEES
Maximum sales load (percentage of purchase amount)	2.00%
Offering expenses borne by Common shareholders (as percentage of offering price)[1,2]	0.20%
Dividend reinvestment plan fees	None[3]
ANNUAL FUND EXPENSES (as a percentage of the Fund’s net assets – assumes use of leverage4)
Advisory Fee	____%
Other Expenses[5]	____%
Total Annual Fund Expenses	____%

1. The Adviser has agreed to pay (i) all organizational expenses of the Fund and (ii) offering expenses of the Fund (other than the sales load) that exceed $0.04 per Common Share. The Fund will pay offering expenses of the Fund (other than the sales load) up to $0.04 per Common Share. Any offering expenses paid by the Fund will be deducted from the proceeds of the offering received by the Fund. After payment of such expenses, proceeds to the Fund will be $___ per Common Share. The aggregate organizational and offering expenses (other than the sales load) are estimated to be $___________ (or $___ per Common Share). The aggregate offering expenses (other than the sales load) to be borne by the Fund are estimated to be $_________ (or $0.04 per Common Share); therefore, organizational and offering expenses payable by the Adviser are estimated to be $__________ ($___ per Common Share). If the Underwriters exercise the over-allotment option in full, the aggregate offering expenses (other than the sales load) to be borne by the Fund are estimated to be $_________ (or $0.04 per Common Share).

2. The Adviser (and not the Fund) has agreed to pay from its own assets a structuring fee to each of_________, and a sales incentive fee to each of ____________. The Adviser (and not the Fund) has entered into a marketing agent agreement with ________ (“__” or the “Selling Agent”) as selling agent. Personnel of __ will participate in the marketing of the Fund’s common shares during its initial public offering. Pursuant to the marketing agent agreement, the Adviser has agreed to pay from its own assets a fee to __ for the sales, marketing and client services provided by the Selling Agent during the Fund’s initial public offering. Because the fees described in this footnote are paid by the Adviser, they are not reflected under sales load in the table above. See “Underwriting.”

3. You will pay a $___ transaction fee and brokerage charges if you direct ____________________, as agent for the common shareholders (the “Plan Agent”), to sell your Common Shares held in a dividend reinvestment account.

4. Assumes leverage of 20% of the Fund’s net assets attributable to Common Shares. “Gross Invested Assets” means the Total Assets of the Fund, minus all accrued expenses incurred in the normal course of operations including, without limitation, investment leverage obtained through the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies. The Fund’s net assets attributable to Common Shares are the Fund’s Gross Invested Assets minus the value of the Fund’s assets attributable to investment leverage. Thus, when the Fund uses leverage, its net assets attributable to Common Shares are less than its Gross Invested Assets and its expenses stated as a percentage of its net assets attributable to Common Shares are greater than they would be if stated as a percentage of its Gross Invested Assets. This table reflects that fact that you, as a common shareholder, will bear the expenses of the Fund’s use of leverage in the form of higher fees as a percentage of the Fund’s net assets attributable to Common Shares, than if the Fund did not use leverage.

5. Based on estimated amounts for the Fund’s first year of operations. The Fund has agreed to enter into an investor services contract with ___ to provide certain services to the Fund and its shareholders. In exchange for these services, the Fund will pay ___ a monthly fee equal to the annualized rate of ___% in year one of the month-end total Gross Invested Assets of the Fund commencing at the end of the first calendar month following the Fund’s effectiveness with the U.S. SEC and its successful listing on the NYSE (see fee table above).

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  The purpose of the table above is to assist prospective investors in understanding the various fees and expenses common shareholders of the Fund will directly or indirectly bear. For a more complete description of the various fees and expenses of the Fund, see “Fund Expenses” in this prospectus.

Example: Based on the level of fees and expenses shown above (including the sales load of $__ and estimated expenses of this offering of $__), you would pay the following expenses on a $1,000 investment, assuming (1) total annual expenses shown in the table above and (2) a 5% annual return:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$___	$___	$___	$___

The preceding example is based on the fees and expenses set out above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. The rate of return of the Fund also may be greater or less than the hypothetical 5% return used in the example above.

THE FUND

Crow Point Technology Opportunity 2021 Target Conversion Trust (the “Fund”) is a statutory trust that was formed under the laws of the State of Delaware on ____________ __, 2016. The Fund is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, non-diversified management investment company. The address of the Fund’s principal office is 25 Recreation Park Drive, Suite 110, Hingham, MA 02043.

Crow Point Partners, LLC, serves as the Fund’s Adviser and Recon Capital Partners, LLC serves as the Fund’s Sub-Adviser.

USE OF PROCEEDS

The net proceeds from the sale of the Fund’s common shares (the “Common Shares”), after deducting the amount of any sales loads and the Fund’s fees and expenses (including organization and offering expenses up to $0.04), will be invested by the Fund to pursue its investment objectives and strategies as soon as practicable (but not in excess of six months), consistent with market conditions and the availability of suitable investments, after receipt of such proceeds by the Fund. The net proceeds of this offering will be approximately $_________________ (or approximately $____________ assuming the Underwriters exercise the overallotment option in full) after payment of offering expenses up to $0.04, and excluding all sales loads paid by the Fund’s shareholders. Offering costs incurred by the Fund are estimated to be $________ (or $__________ if the Underwriters exercise the overallotment option in full). The Adviser has agreed to pay (i) all organizational expenses, and (ii) all offering costs of the Fund (other than sales load) that exceed $0.04 per Common Share. The investment of proceeds is expected to be substantially completed within two weeks.

INVESTMENT OBJECTIVES

The primary objective of the Fund is to seek to maximize total return with a focus on current income. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without a vote of shareholders. Shareholders, however, will be notified in writing of any change at least 60 days prior to effecting any such change in accordance with SEC rules. An investment in the Fund is not appropriate for all investors. The Fund cannot assure you that its investment objectives will be achieved.

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INVESTMENT APPROACH

Investment Strategy

The Fund pursues its investment objective principally through a two-part strategy. First, the Fund will invest, under normal circumstances, substantially all of its Managed Assets3 in a managed portfolio of factor-based equity investments (the “Technology Portfolio”) which seeks to outperform, over time, before fees and expenses, the Technology Select Sector Index, or IXT (the “Technology Index” or “Index”). Second, the Fund will employ certain rules-based options strategies, primarily consisting of writing (selling) covered call options on the Technology Select Sector SPDR® ETF (NYSE symbol “XLK”) to generate premium income and to reduce the volatility of the Fund’s returns, with the intent of improving the Fund’s risk adjusted returns.

PORTFOLIO COMPOSITION

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Technology Index. In normal market conditions, the Fund seeks a tracking error to the Index of approximately 1.5%. Generally, the Fund will allocate its assets by taking a large number of active positions and overweighting or underweighting (or eliminating altogether) a security relative to the Index based on several factors such as valuation, momentum, profitability and riskiness as measured by volatility among other factors. The Fund invests in the common stock of each company in the Index in approximately the same proportion as represented in the Index, overweighting or underweighting each by up to 2.5% per position. Therefore, the Fund may not track the Index precisely because differences between the Index and the fund's portfolio can cause differences in performance. The Technology Index, IXT, seeks to provide an effective representation of the technology sector of the S&P 500® Technology Index including companies from the following industries: information technology and telecommunications services. The Fund will invest in these same industries in approximately the same proportion as represented by the Index plus or minus 2.0%.

The Fund’s portfolio holdings are expected to include approximately 50 to 100 securities and may include stocks that are members of the Index, stocks that are not members of the Index and other investments that have economic characteristics similar to the securities that constitute the Index. These other investments may include futures, forwards, swaps, options contracts based on the Index and options on futures and swaps, as well as investment funds or baskets of securities with a composition and/or characteristics similar to all or a portion of the Index. The securities or other instruments included in the Fund’s portfolio will be selected and periodically rebalanced utilizing statistical methods including, but not limited to, optimization and a variety of other quantitative modeling techniques.

Second, the Fund will use certain option strategies (the “Option Strategies”), primarily consisting of writing (selling) XLK call options or other similar derivative products which are individually or collectively based on the Index to generate premium income and reduce the volatility of the Fund’s returns, with the intent of improving the Fund’s risk adjusted returns. Under normal circumstances, the Fund will sell covered call options on up to 50% of the Fund’s Managed Assets. As a result of the Option Strategy, the Fund will receive premiums from the sales of the options; but, to the extent that the price of the instrument underlying the options appreciates above the strike price of these options, the Fund will incur a liability. Any liabilities incurred by the Fund when using the Option Strategies are expected to be fully collateralized by the Fund’s Investment Portfolio.

The Fund believes that the Option Strategy will moderate the volatility of the Fund’s returns because the option premium received will help to mitigate the impact of downward price movements in the stocks held by the

3 For purposes of the Fund’s investment policies, “Total Assets” means all assets (including proceeds of leverage) before subtracting accrued liabilities. “Managed Assets” means the Total Assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies.

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Fund, while the Fund’s obligations under these options may constrain the Fund’s ability to fully participate in upward price movements in portfolio stocks.

The Sub-Adviser is responsible for determining the notional value, timing and terms of the Option Strategy used by the Fund. The Fund’s investment portfolio will benefit from any capital appreciation of its underlying investments, to the extent such investments are not used by the Fund to pay any liability associated with the Option Strategy, allowing stockholders to receive a portion of any rise over time in the value of the Fund’s portfolio. Conversely, the value of the Fund’s assets will decline if the value of the securities and other instruments constituting the Fund’s investment portfolio declines by a greater amount than the amount of the premium received from the Option Strategy.

USE OF LEVERAGE

The Fund intends to use leverage in its strategy, the use of which is subject to numerous risks. When leverage is employed, the net asset value and market price of the Common Shares and the yield to holders of Common Shares will be more volatile than if leverage were not used. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of Common Shares. If there is a net decrease or increase in the value of the Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per Common Share to a greater extent. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Fund’s net asset value to decline more than if the Fund had not used leverage. A reduction in the Fund’s net asset value may cause a reduction in the market price of the Common Shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the Common Shares. When the Fund uses leverage, the fee payable to the Adviser for advisory services will be higher than if the Fund did not use leverage because this fee is calculated on the basis of the Fund’s Managed Assets, which include the proceeds of leverage. Moreover, covering written call options as described in “Portfolio Composition—Option Strategy” and excluding the notional amounts of such written calls from the calculation of the Fund’s leverage limit will not eliminate the portfolio volatility and potential for significant losses that may result from such an options writing strategy. The Fund’s leveraging strategy may not be successful.

Effects of Leverage. Assuming that leverage through the reinvestment of the Fund’s short positions will represent approximately 20% of the Fund’s Managed Assets and that the Fund will bear expenses relating to that leverage at an average annual rate of ___%, the income generated by the Fund’s portfolio (net of estimated expenses) must exceed ____% in order to cover the expenses specifically related to the Fund’s use of leverage. Of course, these numbers are estimates used for illustration. Actual short sale expenses will vary frequently and may be significantly higher or lower than the rate estimated above. The Fund expects to fully implement its intended amount of economic leverage as soon as reasonably practicable following the completion of the public offering of the Fund’s common shares, subject to then favorable market conditions.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming hypothetical annual investment portfolio total returns, net of expenses (comprised of income and changes in the value of securities held in the Fund’s portfolio) of —10%, —5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. The table further assumes that the Fund uses borrowings representing 20% of the Fund’s Managed Assets (which includes the amounts of leverage obtained through such borrowings) and a projected annual rate of interest on the borrowings of 1.00%.

Assumed Portfolio Total Return (net of expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Fund Share Total Return	(12.75)%	(6.50)%	(0.25)%	6.00%	12.25%

Fund share total return is composed of two elements: net investment income of the Fund and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the return it receives on its investments is entirely offset by losses in the value of those investments.

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Temporary Borrowings. The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

RISK FACTORS AND SPECIAL CONSIDERATIONS

The following discussion summarizes some of the risks that a potential investor should consider before deciding to purchase the Fund’s Common Shares.

No Operating or Trading History. The Fund is a newly organized, non-diversified, closed-end investment company, and it has no operating or public trading history. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objectives and that the value of an investment in the Fund could decline substantially. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market or economic conditions.

Market Risk. Investing in the Fund involves market risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The net asset value of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons including if the issuer fails to make anticipated dividend payments. Common stock in which the Fund will invest is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns.

Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund, as a registered closed-end investment company, is subject to regulations under the Investment Company Act. These regulations are complex and often subject to varying degrees of formal and information interpretation by courts, the SEC and the SEC staff, and at times these interpretations may be at odds with each other.

High Portfolio Turnover Risk. The Fund’s actively-managed strategy may also result in high portfolio turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease in the portion of the Fund’s distributions that is attributable to long-term capital gain.

Quantitative Security Selection Risk. To the extent the Fund uses quantitative techniques to generate investment decisions, its processes and security selection can be adversely affected if it relies on erroneous or outdated data. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.

Large Capitalization Company Risk. The Fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

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Small Capitalization Risk. The Fund may invest in securities of issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major equity benchmark indices, which presents unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.

Technology Sector Companies Risk. The Fund’s investments in technology companies are subject to various risks. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within the technology and technology-related sectors. The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

Small- and Mid-Cap Company Securities Risk. Investing in the technology sector frequently involves investing in Small- and Mid-Cap companies which come with their own set of unique risks. Securities of small- and mid-capitalization companies (small- and mid-cap companies) can, in certain circumstances, have a higher potential for gains than securities of larger, more established companies (larger companies) but may also have more risk. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in losses to the Fund. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Growth Securities Risk. Many companies in the technology sector can be classified as growth companies. Securities of growth companies typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Leverage Risk. The Fund currently intends to use leverage to seek to achieve its investment objectives. The Fund currently anticipates that it will use leverage by borrowing funds from banks or other financial institutions. The Fund may also utilize leverage through reverse repurchase agreements, dollar rolls and/or the issuance of preferred shares, as described in this prospectus. Issuing debt or preferred securities, or borrowing money, is often referred to as traditional leverage, and entering into reverse repurchase agreements, dollar rolls, swaps, futures, forwards and other derivative transactions, and securities lending arrangements, that have similar effects as leverage, is often referred to as effective leverage. The Fund will not employ leverage, either traditional or effective leverage, of more than 20% of the Fund’s Managed Assets (as defined below) as measured at the time when leverage is incurred. The Fund currently intends to use traditional leverage, in the form of either a revolving credit facility or with a five-year maturity, in an amount up to 20% of its Managed Assets. Notwithstanding the foregoing, the Fund does not consider the writing of covered call options to be effective leverage, and will not include the notional amount of any written covered call options in calculating the leverage limit set forth herein. Call options written by the Fund will be covered as described under “Portfolio Composition—Option Strategy.”

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The use of leverage is subject to numerous risks. When leverage is employed, the net asset value and market price of the Common Shares and the yield to holders of Common Shares will be more volatile than if leverage were not used. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of Common Shares. If there is a net decrease or increase in the value of the Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per Common Share to a greater extent. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Fund’s net asset value to decline more than if the Fund had not used leverage. A reduction in the Fund’s net asset value may cause a reduction in the market price of its Common Shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the Common Shares. When the Fund uses leverage, the fee payable to the Adviser for advisory services will be higher than if the Fund did not use leverage because this fee is calculated on the basis of the Fund’s Managed Assets, which include the proceeds of leverage. Moreover, covering written call options as described in “Portfolio Composition—Option Strategy” and excluding the notional amounts of such written calls from the calculation of the Fund’s leverage limit will not eliminate the portfolio volatility and potential for significant losses that may result from such an options writing strategy. These risks could increase the volatility of the Fund’s portfolio, result in losses and thus cause rapid decreases in the Fund’s net asset value and the market value of the Common Shares. The Fund’s leveraging strategy may not be successful. See “Risk Factors and Special Considerations—Leverage Risk.”

Interest Rate Risk. Rising interest rates may adversely affect the price of the securities held by the Fund. During periods of declining interest rates, the market price of debt securities generally rises, and the market price of equity securities that pay significant dividends or other income to holders may be similarly affected. Conversely, during periods of rising interest rates, the market price of such debt securities generally declines with the market price of equity securities that pay significant dividends or other income again similarly affected. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of issuers, including MLPs, to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of such issuers. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Dividend-Paying Stock Risk. The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend-paying stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. Depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. There is no guarantee that issuers of the stocks held by a Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

 Risks Associated with Options on Securities Generally. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Option Transactions Risk. The ability of the Fund to achieve current gains is partially dependent on the successful implementation of its Option Strategies. Risks that may adversely affect the ability of the Fund to successfully implement its option strategy include the following:

Risks Associated with Options on Securities Generally. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

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Risks of Writing Options. As the writer of a call option covered with a security held by the Fund, the Fund forgoes, during the option’s life, the opportunities to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. As the Fund writes such covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If the Fund writes call options on indices or baskets of securities that include securities that are not in the Fund’s portfolio or that are not in the same proportion as securities in the Fund’s portfolio, the Fund will experience loss, which theoretically could be unlimited, if the value of the index or basket appreciates above the exercise price of the option written by the Fund.

Exchange-Listed Options Risks. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii)   restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii)   trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

Over-the-Counter Option Risk. The Fund may write (sell) unlisted OTC options. Options written by the Fund with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as illiquid securities being used to cover certain written OTC options. The OTC options written by the Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position.

Index Option Risk. The Fund may sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund will lose money if it is required

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to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Fund for writing the option. The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by the Fund on its common shares may be derived in part from the net index option premiums it receives from selling index put and call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short-term and long-term.

Limitation on Option Writing Risk. The number of covered call options the Fund can write is limited by the Total Assets the Fund holds and is further limited by the fact that all options represent 100 share lots of the underlying common stock. Furthermore, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write may be affected by options written by other investment Advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Tax Risks Related to Writing Options. Income on options on individual stocks will generally not be recognized by the Fund for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Fund from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Fund is exercised, the Fund may recognize taxable gain depending on the exercise price of the option, the option premium, and the tax basis of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. In general, distributions received by shareholders of the Fund that are attributable to short-term capital gains recognized by the Fund from its option writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

Options on indices of securities and sectors of securities will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Fund will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Fund to recognize gain in advance of the receipt of cash, the Fund may be required to dispose of investments in order to meet its distribution requirements. The Fund may engage in certain other derivative transactions, including the following:

Other Derivative Instruments. The Fund may, but does not currently intend to, utilize other types of derivative instruments, primarily for hedging or risk management purposes. These instruments include futures, forward contracts, options on such contracts and interest rate, total return and other kinds of swaps. Each type of derivative subjects the Fund to risk of loss. These investment management techniques generally will not be considered senior securities if the Fund establishes in a segregated account, or earmarks on its books and records, cash or other liquid assets equal to the Fund’s obligations in respect of such techniques.

Liquidity Risk. Although the equity securities in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, potentially those of issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements.

Listing and Liquidity. Although the Fund intends to list its common shares on the NYSE, there is currently no public market for the Fund’s common shares and there can be no assurance that an active public market will

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develop or be sustained after completion of this offering. There also is no assurance that the Fund will be able to maintain the listing of its common shares on the NYSE

Market Discount Risk. Shares of closed-end funds, such as the Fund, frequently trade at discounts to their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. The Fund cannot predict whether its common shares will trade at, below or above net asset value or at, below or above the initial public offering price. See “Risk Factors and Special Considerations—Market Discount Risk.”

No Temporary Defensive Positions.    The Fund will seek to invest in accordance with its investment objective and generally will not adopt a temporary defensive position to hedge against adverse market conditions.

Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking a high level of income over the long term. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in Common Shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objectives as well as the shareholder’s other investments when considering an investment in the Fund.

Distribution Risk. The Fund expects that much of the cash flow it receives will be derived from its investments in equity securities that pay dividends or other distributions. Such dividends or other distributions are not guaranteed and an issuer may forego paying dividends or other distributions at any time and for any reason. The amount and tax characterization of cash available for distribution by such issuers will vary, depending upon, among other things, the amount of cash generated by such entity’s operations. Cash flow available for distribution will vary from quarter to quarter.

Dodd-Frank Act. Congress has enacted sweeping financial legislation, the Dodd-Frank Act, signed into law by President Obama on July 21, 2010, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives. Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of Advisers, and the trading and use of many derivative instruments, including swaps. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund. In addition, Congress may address tax policy, which also could have uncertain direct and indirect impact on trading and operations, as well as, potentially, operations and structure of the Fund.

The implementation of the Dodd-Frank Act could also adversely affect the Adviser and the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Adviser’s and the Fund’s exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Adviser and the Fund, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Adviser and the Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.

Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Registered Investment Companies Risk. The Fund may invest in registered investment companies in accordance with the Investment Company Act to the extent consistent with the Fund’s investment objectives, including exchange traded funds. The Investment Company Act generally prohibits the Fund from investing more than 5% of its assets in any one other investment company or more than 10% of its assets in all other investment

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companies. However, many exchange-traded funds are exempt from these limitations. To the extent that the Fund invests in other funds, the Fund is subject to the fees and expenses of those funds, and the Fund’s shareholders would thus be subject to two layers of fund fees and expenses. The securities of other investment companies in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Fund’s common shares) will be diminished.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to Russia’s recent annexation of the Crimea region of Ukraine and posture vis-a-vis Ukraine, further downgrade of U.S. Government securities, the outbreak of infectious diseases such as Ebola and other similar events, have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. The nature, scope and duration of these events cannot be predicted with any certainty. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation, energy prices and other factors relating to the Common Shares.

Economic Events. While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 has generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist. The policy of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), including with respect to certain interest rates and the decision to begin tapering its quantitative easing policy, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objectives.

Government Intervention in Financial Markets Risk. The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives.

Congress has enacted sweeping financial legislation, the Dodd-Frank Act, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives. Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow- on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of investment advisers, and the trading and use of many derivative instruments, including swaps. OTC derivatives dealers have also become, or soon will become, subject to new business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, initial and variation margin requirements and other regulatory burdens. These new margin and regulatory requirements will increase the overall costs for OTC derivatives dealers and may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will no longer be economical to implement. Dealers can be expected to try to pass those increased costs along, at least partially, to market participants such as the Fund in the form of higher fees or less advantageous dealer marks. The overall impact of the Dodd-Frank Act on the Fund is highly uncertain and it is unclear how the over-the-counter derivatives markets will adapt to this new regulatory regime. In addition, Congress may address tax policy, which

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also could have uncertain direct and indirect impact on trading and operations, as well as, potentially, operations and structure of the Fund.

Moreover, the SEC is reportedly developing rules designed to address perceived systemic risks posed by the asset management industry. These rules reportedly may require asset managers, such as the Adviser, to give the SEC additional data about funds’ portfolio holdings, to conduct stress tests on their funds to determine how they would weather economic shocks such as a sudden change in interest rates and to develop “living wills” for their funds describing how their businesses can be sold in an orderly manner should they become insolvent or otherwise go out of business. Any such new rules could increase the Fund’s expenses and impact its returns to shareholders.

The continuing implementation of the Dodd-Frank Act could also adversely affect the Adviser and the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Adviser’s and the Fund’s exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Adviser and the Fund, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Adviser and the Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.

Certain lawmakers support an increase in federal revenue as a component of a plan to address the federal budget deficit. Also, comprehensive federal tax reform is the subject of political attention.

In the aftermath of the financial crisis, there appears to be a renewed popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding Common Shares of a closed-end investment company such as the Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any variable rate preferred shares or debt securities issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders.

Lending Portfolio Securities Risk. To generate additional income, the Fund may lend portfolio securities to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments.

Non-Diversified Status Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act, which means the Fund is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

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Anti-Takeover Provisions. The Fund’s governing documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving common shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See “Risk Factors and Special Considerations—Anti-Takeover Provisions.”

Not an Index Fund. The Fund is not, nor is it intended to be, an index fund. As a result, the performance of the Fund will differ from the performance of the Index as a whole for various reasons, including the fact that the Fund will write call options on the XLK and certain of the constituent components of the Fund’s portfolio are expected to be different than the stocks constituting the Index.

Selection Risk. The Fund does not expect to invest in all of the common stocks in the Index or in the same weightings as the Index. For this reason, the Fund’s investments in common stocks or other instruments may not fully replicate the Index, and may underperform the index or fail to effectively offset the Fund’s liabilities under the Option Strategy. Moreover, the sub-adviser may sell the options at inopportune times and fail to realize the level of premium that may otherwise have been obtained.

Quantitative Security Selection Risk. To the extent the Fund uses quantitative techniques to generate investment decisions, its processes and security selection can be adversely affected if it relies on erroneous or outdated data. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.

Closed-End Structure; Market Discount from Net Asset Value. Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. As a result, the Fund is designed primarily for long-term investors. The Fund’s total assets will be reduced following this offering by the amount of offering and related expenses to be paid by the Fund.

Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for the shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value or at, below or above the initial public offering price. The net asset value of the shares, however, is expected to be reduced immediately following the offering as a result of the payment of offering costs.

Strategy Risk. The Fund generally intends to manage the its investment portfolio with the intent of creating a portfolio whose collective performance closely tracks the performance of the Index over time, before fees and expenses, regardless of the current investment merit of the Index. Consequently, this management approach will continue despite any adverse or positive developments concerning a particular issuer, an industry, the economy or the stock market generally. The Fund may sell investments to reflect changes in the Index based on the strategy used to manage the Fund’s investment portfolio. As a result, the Fund may sell certain of its better performing investments and replace them with investments that do not have similar or favorable historical price performance. Additionally, the Fund is subject to market segment risk, which is the risk that returns from the Fund’s investment portfolio will underperform other asset classes or the stock market in general. Furthermore, the securities of large capitalization issuers, such as those in the Index, tend to go through cycles of performing worse (or better) than the market in general. These cycles have, at times, lasted several years.

The Fund will incur certain fees and expenses that are not applicable to (and not reflected in the performance of) a portfolio consisting solely of the components of the Index, such as, among others, the costs of

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managing the Fund and the transaction costs associated with purchasing stocks in the Fund’s investment portfolio and engaging in the Option Strategies.

Writing Call Options Risk. A principal part of the Fund’s investment strategy involves writing call options on the XLK, which are expected to be fully collateralized by the Fund’s investment portfolio. This part of the Fund’s strategy subjects the Fund to certain additional risks. Because a call writing strategy creates the potential for a liability to the extent the asset underlying the option appreciates to a level above the strike price, an investment in the Fund is not the same as an investment linked to the performance of the Fund’s investment portfolio. Additionally, the Fund will continue to bear the risk of declines in the value of its investment portfolio. The premium received from the Written Options may not be sufficient to offset any losses sustained from the volatility of the Fund’s investment portfolio over time or any liability incurred under the Written Options.

The Fund generally will write options on major exchanges, such as the Chicago Board Options Exchange, Inc. Exchanges may suspend trading of options in volatile markets. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous for the Fund to do so. Trading suspensions may limit the Fund’s ability to achieve its investment objective. The Fund may be required to sell investments from its portfolio to make cash settlement (or transfer ownership of a stock or other instrument to physically settle) on any Written Options that are exercised. Such sales (or transfers) may occur at inopportune times, and the Fund may incur transaction costs that increase its expenses. In addition, the Fund may sell options in the OTC market. The options in the OTC markets may not be as liquid as exchange listed options. The Fund may be limited in the number of counterparties willing to take positions opposite the Fund or may find the terms of such counterparties less favorable than the terms available for listed options. Moreover, OTC options may provide less favorable tax treatment than listed options.

General Risks Related to Derivatives. In addition to call options or other option strategies, the Fund may use other derivatives, such as, among others, total return and other types of swaps, forward contracts, futures and options on futures and swaps. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying these derivatives.

Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Limits of Risk Disclosures

The above discussion of the various risks associated with the Fund and its securities are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire prospectus and consult with their own advisers before deciding whether to invest in the Fund. In addition, as market, economic, political, tax and other factors change or evolve over time, an investment in the Fund may be subject to risk factors not foreseeable at this time or described in this Prospectus.

MANAGEMENT OF THE FUND

Trustees and Officers

  The Board of Trustees is broadly responsible for the management of the Fund, including general supervision of the duties performed by the Adviser and Sub-Adviser. The Board of Trustees approves all significant agreements between the Fund and persons or companies furnishing services to the Fund. The day-to-day operation of the Fund is delegated to the officers of the Fund, the Adviser and the Sub-Adviser subject always to the investment objectives, restrictions and policies of the Fund and to the general supervision of the Board of Trustees. Officers of the Fund are affiliated with either the Adviser or Sub-Adviser. While each such officer intends to devote what he and the Board believe to be a sufficient amount of his professional time to his duties and responsibilities as the particular officer of the Fund, such officer’s services are not exclusive to the Fund and such officer may provide similar services to other clients. While each officer and the Board believe that such officer’s intended allocation of his professional time to Fund business is reasonable and appropriate, the fact that his services are not exclusive

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nonetheless entails the risk that the Fund’s compliance function will receive a lesser amount of attention than if such officer devoted all of his professional time to his duties as the particular officer of the Fund, and this risk could adversely impact the Fund.

The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Adviser

Crow Point Partners, LLC, a limited liability company organized under the laws of the State of Delaware, serves as investment adviser to the Fund and is registered as such with the SEC under the Investment Advisers Act of 1940 (the “Adviser”). The Adviser’s address is 25 Recreation Park Drive, Hingham, MA 02043. The Adviser currently provides investment advice to separately managed accounts at various wire houses and to institutions directly. The Adviser also serves as the sub-adviser of several registered investment companies and pooled trusts. The Adviser has a total of approximately $2.4 billion in assets under management, advisement, or service as of August 2016. Approximately 95% of the Adviser is owned by its principals and employees.

The Adviser has provided investment advice with respect to income-producing equity portfolios since 2006, mainly specializing in higher-yielding stocks. In 2013, the Adviser expanded its dividend yield strategies to include investments regardless of sector and also quantitatively-based equity strategies that seek to mimic the performance of various equity indicies. The Adviser currently manages both long only and long/short global equity strategies that invest in all sectors and all market capitalizations that are both fundamentally-driven and quantitatively-driven. Common themes of the Adviser’s strategies have typically been to seek higher than average yield and capital preservation, although not all themes are part of all of the Adviser’s programs. The Adviser has extensive experience in managing index-type equity strategies that track closely to the performance of a chosen or underlying index or benchmark.

The Adviser provides investment advisory services to the Fund, under the supervision of the Board of Trustees, pursuant to an investment advisory agreement, dated ____________ __, 2016 (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser, under the supervision of the Board of Trustees, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; provides facilities and personnel, including officers required for the operations of the Fund; facilitates the preparation of various regulatory filings; liaises with regulators or exchange personnel as appropriate; and fulfills certain regulatory compliance responsibilities. In consideration of the Advisory services provided by the Adviser to the Fund, the Fund shall pay to the Adviser at the end of each calendar month a management fee at the annual rate of ___% of the Fund’s Average Weekly Gross Invested Assets (the “Advisory Fee”). The Advisory Fee is an expense paid out of the Fund’s assets. “Average Weekly Gross Invested Assets” with respect to a particular month means the average of the values of each weekly calculation of the Gross Invested Assets of the Fund that takes place as of any date during that month.

The Advisory Agreement was approved by the Board of Trustees on ____________ __, 2016. A discussion regarding the basis for the approval of the Advisory Agreement by the Board of Trustees will be available in the Fund’s initial semi-annual report to shareholders, for the period ending ____________ __, 2016

Sub-Adviser

Recon Capital Partners, LLC, a limited liability company organized under the laws of the State of Delaware, serves as the sub-adviser to the Fund and is registered as such with the SEC under the Investment Advisers Act of 1940 (the “Sub-Adviser”). The Sub-Adviser’s address is 1 Landmark Square, 8th Floor, Stamford, CT 06901.

The Sub-Adviser also serves as an investment adviser to high net worth individuals and institutions through separately managed accounts, exchange traded funds, and closed end funds.

The Sub-Adviser provides investment advisory services to the Fund related to the Options Strategy, under the supervision of the Board of Trustees, pursuant to a sub-advisory agreement, dated ____________ __, 2016 (the “Sub-Advisory Agreement”). Under the terms of the Sub-Advisory Agreement, the Sub-Adviser, under the oversight of the Board of Trustees, implements a strategy for the Fund of writing (selling) covered call options. In

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consideration of the sub-advisory services provided by the Sub-Adviser to the Fund, the Adviser shall pay to the Sub-Adviser at the end of each calendar month a sub-advisory fee equal to __% of the Advisory Fee that the Adviser receives from the Fund (the “Sub-Advisory Fee”).

Portfolio Managers

The following members of the Portfolio Management Team are responsible for the day-to-day management of the Fund’s portfolio:

Timothy P. O’Brien, CFA – Co-Founder, Principal and Co-Chief Investment Officer, Crow Point Partners, LLC

Mr. O’Brien has been with Crow Point Partners, LLC, Inc. since he founded it in 2006. Prior to that, he was a lead portfolio manager at Evergreen Investments, Gabelli Management and Eaton Vance. Mr. O’Brien holds an undergraduate degree from the University of Massachusetts, Amherst, and an MBA from the University of Pennsylvania’s Wharton School of Business. Mr. O’Brien has been a professional investor for almost 30 years and has been a featured guest on Bloomberg TV and CNBC. Mr. O’Brien is often quoted in such financial media such as the Wall Street Journal, Dow Jones Newswires, Bloomberg, Fortune, and Barron’s.

Amit Chandra, Ph.D, CFA – Portfolio Manager, Principal and Co-Chief Investment Officer, Crow Point Partners, LLC

Mr. Chandra joined Crow Point Partners, LLC in 2012. Prior to joining the Adviser, Mr. Chandra worked at Wells Fargo and its predecessor, Evergreen Investments. Prior to that, Mr. Chandra was the Director of Quantitative Research and Global Asset Allocation at Aeltus Investment Management. In that role, he was responsible for the quantitative research underlying approximately $22 billion in domestic and international equity strategies as well as global asset allocation. In addition to the more conventional asset classes, these strategies also included a Market-neutral fund, a REIT Fund, and a family of TAA/Lifecycle funds. Prior to Aeltus Investments, Mr. Chandra was on the faculty of the W. Paul Stillman School of Business at Seton Hall University. He received a BS in electrical engineering and quantum physics from the Indian Institute of Technology, Kanpur and a Ph.D. in management science and finance from Pennsylvania State University. Mr. Chandra is a Chartered Financial Analyst, and a member of the Boston Securities Analysts Society, the American Finance Association, and the Chicago Quantitative Alliance.

Timothy Keefe – Portfolio Manager/Research Analyst, Crow Point Partners, LLC

Mr. Keefe has been with the Crow Point Partners, LLC, Inc. since 2007. Mr. Tuttle has more than 13 years’ experience in investment banking, distressed debt and equity research. Currently, he is a co-portfolio manager on the Crow Point Defined Risk Global Equity Income fund and the EAS Crow Point Alternatives fund. Previously, he was head of equity research at Crow Point. He has also worked at Cantor Fitzgerald, Jefferies & Co., Thomas Weisel Partners, and First Union National Bank. He is a graduate of Columbia University, where he received his MBA, and the College of William and Mary, where he received a Bachelor of Arts degree.

Andrew Tuttle – Portfolio Manager/Research Analyst, Crow Point Partners, LLC

Mr. Tuttle has been with the Crow Point Partners, LLC, Inc. since 2007. Mr. Tuttle has more than 13 years’ experience in investment banking, distressed debt and equity research. Currently, he is a co-portfolio manager on the Crow Point Defined Risk Global Equity Income fund and the EAS Crow Point Alternatives fund. Previously, he was head of equity research at Crow Point. He has also worked at Cantor Fitzgerald, Jefferies & Co., Thomas Weisel Partners, and First Union National Bank. He is a graduate of Columbia University, where he received his MBA, and the College of William and Mary, where he received a Bachelor of Arts degree.

Peter DeCaprio – Principal, Portfolio Manager, Co-Founder, Crow Point Partners, LLC

Mr. DeCaprio co-founded Crow Point Partners in 2006. He serves as the firm’s Head of Trading and is a co-portfolio manager on the Crow Point Defined Risk Global Equity Income fund, the EAS Crow Point Alternatives fund, and other private L.P. vehicles. Previously, Mr. DeCaprio worked at Evergreen Investments as a senior analyst

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covering the utility, telecommunications, and media sectors. Prior to Evergreen, Mr. DeCaprio was a senior equity analyst at Thomas Weisel Partners. He has also worked as an analyst at BancBoston Robertson Stephens, Dillon Read and Co. Inc., Houlihan Lokey Howard and Zukin, and TIAA-CREF. He is a graduate of Duke University’s Fuqua School of Business, where he received his MBA, and Tufts University, where he received a Bachelor of Arts degree.

Garrett Paolella – Managing Partner and Chief Executive Officer Recon Partners, LLC

Mr. Paolella has been employed by the Adviser or related entities since January 2012. As Chief Executive Officer, he oversees all operations of the firm. Prior to joining Recon Capital, Mr. Paolella served as an Executive Director of MKM Partners a Sales, Trading & Research firm where he covered Hedge Funds, Mutual Funds, and other Institutional firms from 2008-2012. Mr. Paolella also owned and operated several other companies spanning financial services, real estate, and manufacturing. Mr. Paolella currently serves as Chairman of the Center for Advanced Financial Education (CAFÉ) Advisory Board at the Mario J. Gabelli School of Business. The Board’s primary purpose is overseeing a nationally recognized portfolio management program.

Kevin Kelly – Managing Partner & Chief Investment Officer Recon Partners, LLC

Mr. Kelly has been employed by the Adviser or related entities since 2011.  As Chief Investment Officer, he oversees all research and investment strategies.  Prior to joining the investment adviser, Mr. Kelly served as a Portfolio Manager for a hedge fund from 2008 to 2011 where he focused on equities and equity derivatives. Mr. Kelly also previously worked for Goldman, Sachs & Co. in San Francisco, for a wealth management team performing due diligence on companies, assets, and investment managers.  Mr. Kelly has also worked at Deutsche Bank on its US Private Placement’s Debt Team in London assisting in originating, syndicating, and executing private bond issues of offshore companies sold to qualified institutional buyers.  His duties included performing analysis of client credit spreads, monitoring treasury rates, swaps curves, LIBOR, credit ratings and all non-USD denominated transactions.

Troy Cates – Partner and Head of Trading Recon Partners, LLC

Troy Cates joined Recon Capital in September of 2014 as a Partner and Head of Trading. Previously, Mr. Cates was an Executive Director at MKM Partners, a Research, Sales and Trading firm based in Stamford, CT where he was an institutional execution trader focusing on US and International equities and the syndicate calendar from 2006 – 2014. Prior to MKM, he was a trader at Knight Capital Group. Mr. Cates started his career working as a market maker for Spencer Trask, a New York based venture capital firm, from 1998 – 2004. He has his series 4, 7, 55, and 63 security licenses. Mr. Cates graduated from University at Albany with a Bachelor of Science in Business Administration focusing on Finance and Marketing.

Jonathan Molchan – Senior Analyst Recon Partners, LLC

Prior to joining Recon Capital, Mr. Molchan was a Trader and Risk Manager for a $1 billion long/short equity fund, which included a global macro portfolio, at Catapult Capital LLC, a Millennium Partners LP company, based in Old Greenwich, CT. Mr. Molchan traded equities, futures and options and was responsible for monitoring desk exposures and analyzing market conditions to identify material impacts to portfolios due to market correlations, global economic releases and monetary policy commentary. Prior to Catapult, Mr. Molchan worked at JP Morgan in New York, NY in the Commodities Division. Mr. Molchan started in the hedge fund industry at SAC Capital Advisors LP in Stamford, CT. As an analyst, he supported portfolio managers globally who managed long/short equity and various exotic trading strategies. Mr. Molchan received a Bachelor of Science Degree in Finance from the John F. Welch College of Business at Sacred Heart University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

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ANTI-TAKEOVER PROVISIONS

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office (with or without cause) by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the outstanding shares then entitled to vote for the election of the respective Trustee.

In addition, the Declaration of Trust requires the favorable vote of a majority of the Fund’s Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding Common Shares of the Fund to approve, adopt or authorize certain transactions with 5% or greater holders of the Common Shares and their associates, unless the transaction has been approved by at least 75% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the Investment Company Act) of the Fund will be required. For purposes of these provisions, a 5% or greater holder of the Common Shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding Common Shares of the Fund. These voting requirements are in addition to any regulatory relief required from the SEC with respect to such transaction.

The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; the issuance of any securities of the Fund to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of any assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

For the purposes of calculating “a majority of the outstanding voting securities” under the Declaration of Trust, each class of the Fund will vote together as a single class, except to the extent required by the Investment Company Act or the Declaration of Trust, with respect to any class of shares. If a separate class vote is required, the applicable proportion of shares of the class, voting as a separate class, also will be required.

In addition, the Declaration of Trust requires the affirmative vote of at least 75% of the outstanding shares entitled to vote on the matter for the Trust to merge or consolidate with any other corporation, association, trust or other organization or to sell, lease or exchange all or substantially all of the Fund’s assets; unless such action has been approved by the affirmative vote of at least 75% of the Trustees then in office, in which case, the affirmative vote of a majority of the outstanding shares entitled to vote on the matter is required.

Separate from the limited term provision, the Declaration of Trust also provides that the Fund may be dissolved and terminated upon the approval of 75% of the Trustees.

With respect to proposals by shareholders submitted outside the process of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Fund’s By-Laws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to the principal executive offices of the Fund not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the mailing of the notice for the prior year’s annual meeting (subject to certain exceptions). Any notice by a shareholder must be accompanied by certain information as provided in the By-Laws, including information regarding the shares held by the shareholder and information relating to such person being nominated

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that is required to be disclosed in solicitations of proxies for election of trustees in an election contest, or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act.

The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interests of shareholders generally. Reference should be made to the Declaration of Trust, on file with the SEC, for the full text of these provisions.

FUND EXPENSES

In addition to the fees of the Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, interest, taxes, banking fees, expenses of legal services, expenses of the auditing and other services of its independent registered public accounting firm, stock exchange listing fees, the costs of shareholder meetings and of preparing, printing, mailing proxy statements and soliciting proxies, costs of printing share certificates (if any) and shareholder reports, charges of the Fund’s custodian, charges of the transfer agent and dividend disbursing agent, charges of any provider of shareholder services and market support to the Fund, SEC fees, fees of Independent Trustees, expenses of the Trustees, accounting and printing costs, the Fund’s pro rata portion of membership fees in trade organizations, the Fund’s pro rata portion of its Chief Compliance Officer’s compensation, fidelity bond coverage for the Fund’s officers, Trustees and officers liability policy, expenses of qualifying the Fund for sale in various states, and the Fund’s pro rata portion of the compensation of personnel of the Adviser who perform shareholder servicing functions, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund including fees payable to the Fund’s various service providers. Such expenses also will include expenses of any action, suit or other proceedings in which or in relation to which, among others, the Adviser or any Trustee is entitled to indemnity by the Fund. The Fund also will be responsible for all commissions and other costs of portfolio transactions and any extraordinary expenses which may be incurred by the Fund from time to time.

VOTING RIGHTS OF COMMON SHAREHOLDERS

Each of the Fund’s common shareholders will have the right to cast a number of votes based on the number of Common Shares held at any meeting of shareholders called by the Trustees or shareholders holding at least a majority of the total number of votes eligible to be cast by all shareholders. Shareholders will be entitled to vote on any matter on which holders of equity securities of a registered investment company formed as a statutory trust under the laws of the State of Delaware would be entitled to vote, including selection of Trustees, changes to the Fund’s fundamental investment policies, and approval of the selection of any new investment adviser or sub-adviser to the Fund. Except for the exercise of their voting privileges, the Fund’s common shareholders will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

NET ASSET VALUE

The net asset value of the Fund normally is determined once daily Monday through Friday, generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing provided that (a) any Fund assets or liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more data service providers (as detailed below) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange. The net asset value of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its Total Assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

The value of the securities and other assets and liabilities held by the Fund are determined pursuant to valuation policies and procedures approved by the Board. The Fund’s assets and liabilities are valued on the basis of market quotations, when readily available. Equity investments are valued at market value, which is generally determined using the last reported official closing price or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to

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procedures established by the Board of Trustees if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued.

When market quotations are not readily available or are believed by the Adviser to be unreliable, the Fund’s investments are valued at fair value. Fair value determinations are made by the Valuation Committee designated by the Board of Trustees (the “Valuation Committee”) in accordance with policies and procedures approved by the Fund’s Board. The Valuation Committee may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or where there is a significant event subsequent to the most recent market quotation. A “significant event” is an event that, in the judgment of the Adviser, is likely to cause a material change to the closing market price of the asset or liability held by the Fund. Non-U.S. securities whose values are affected by volatility that occurs in U.S. markets for related or highly correlated assets (e.g., American Depositary Receipts, Global Depositary Receipts or ETFs) on a trading day after the close of non-U.S. securities markets may be fair valued.

Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by the Fund on a day on which the Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no bid or ask price is available on a day on which the Fund values such option, the prior day’s price will be used, unless the Adviser determines that such prior day’s price no longer reflects the fair value of the option in which case such option will be treated as a fair value asset. OTC derivatives may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Fund is the amount the Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Valuing the Fund’s investments using fair value pricing will result in prices that may differ from current market valuations and that may not be the prices at which those investments could have been sold during the period in which the particular fair values were used. The value of assets or liabilities denominated in non-U.S. currencies will be converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers.

NYSE Closings. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot purchase or sell shares, currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively. The NYSE may be closed on certain other days as well.

DISTRIBUTIONS AND DIVIDENDS

Commencing with the Fund’s initial distribution, the Fund intends to make regular monthly cash distributions of all or a portion of its income to its common shareholders. The Fund expects to declare the initial monthly dividend on the Fund’s common shares and pay its initial distribution within approximately 45 to 60 days after the completion of this offering and pay its initial distribution within approximately 60 to 90 days after the completion of this offering. The Fund may pay capital gain distributions annually, if available. The Fund may seek an exemptive order from the SEC to allow the Fund to pay capital gains distributions more frequently than annually, but there can be no assurance that the Fund will seek, or that the SEC would issue, such an exemptive order.

If an investor buys Common Shares just before the record date of a dividend declared by the Fund, the investor will receive that dividend. While the receipt of dividends shortly after a purchase of Common Shares by an investor may seem like a windfall to an investor, such dividends generally will have the effect of reducing the per Common Share net asset value of the investor’s Common Shares by the per Common Share amount of the dividends, subject to other market fluctuations. Such dividends are generally subject to U.S. federal income tax at

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ordinary income or capital gain rates. A return of capital is in effect a return of a portion of an investor’s original investment in the Fund. Accordingly, the timing of the purchase of the Common Shares may result in a return of a portion of the investment as taxable income. Therefore, prior to purchasing Common Shares, an investor should carefully consider the impact of ordinary income or capital gains dividends that are expected to be or have been announced.

The Fund’s distributions generally are taxable to common shareholders. The Fund anticipates that, due to the U.S. federal income tax characterization of cash distributions made by some companies in which the Fund may invest, a small portion of the Fund’s distributions to common shareholders may also consist of tax-advantaged return of capital for U.S. federal income tax purposes. In general, such distributions will constitute a return of capital to a common shareholder, rather than a dividend, to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will not be subject to U.S. federal income tax currently, but will result in a corresponding reduction in a shareholder’s basis in the Fund’s common shares and in the shareholder’s recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells or exchanges common shares of the Fund. To permit it to maintain a more stable monthly distribution rate, the Fund may distribute less or more than the entire amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would add to the Fund’s net asset value. Correspondingly, such amounts, once distributed, will be deducted from the Fund’s net asset value. Shareholders will automatically have all distributions reinvested in common shares issued by the Fund or common shares of the Fund purchased on the open market in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. Common shareholders who receive dividends in the form of additional common shares will be subject to the same U.S. federal, state and local tax consequences as common shareholders who elect to receive their dividends in cash. See “Dividend Reinvestment Plan.”

The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders. The Fund also intends to make annual distributions of its “net capital gain” (which is the excess of net long-term capital gains over net short-term capital losses). The Fund will pay common shareholders annually all, or at least 90%, of its investment company taxable income. Various factors will affect the level of the Fund’s investment company taxable income, such as its asset mix. To permit the Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, which would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period.

DIVIDEND REINVESTMENT PLAN

Under the Automatic Dividend Reinvestment Plan (the “Plan”), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by the transfer agent, which is agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. A participant in the Plan may elect to receive all dividends in cash by contacting the Plan agent in writing at the address specified below or by calling the Plan agent at _______________.

Under the Plan, whenever the market price of the Common Shares, including brokerage commissions, is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash distribution, participants in the Plan will receive newly issued Common Shares. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the Common Shares. The valuation date is the distribution payment date or, if that date is not a trading day on the NYSE, the next trading day. If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, participants will receive shares purchased by the Plan agent in the open market. If the Fund should declare a distribution payable only in cash, the Plan agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan agent will terminate purchases in the open market and instead the

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Fund will distribute newly issued shares at a per share rate equal to the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares plus estimated brokerage commissions exceeds net asset value. The automatic reinvestment of dividends and other distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends or other distributions.

The Plan agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan agent in non-certificated form in the name of the participant. Shares in the account of each Plan participant will be held by the Plan agent in non- certificated form in the name of the participant. Under no circumstances will certificates be issued to participants.

In the case of shareholders such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan. A Plan participant may terminate his or her account under the Plan by notifying the Plan agent in writing to the address specified below or by telephone at _______________. A termination will be effective immediately if notice is received by the Plan agent more than three (3) business days prior to any dividend or distribution payment date. If such notice is received less than three (3) business days prior to any dividend or distribution payment date, then such dividend or distributed will be reinvested, and such termination shall be effective with respect to any subsequent dividends or distributions. If the Plan participant elects by written notice to the Plan agent in advance of such termination to have the Plan agent sell part or all of such Plan participant’s shares and remit the proceeds to him or her, the Plan agent is authorized to deduct $15.00 per transaction plus commissions of $0.10 per share for this transaction from the proceeds. The Fund reserves the right to amend or terminate its Plan as applied to any distribution paid subsequent to written notice of the change sent to the members of such Plan at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan agent on at least 30 days’ written notice to the participants in such Plan. Neither the Fund nor the Plan agent shall be liable for any act performed in good faith or any good faith omission to act in connection with the matters discussed in this “Dividend Reinvestment Plan” section, including, without limitation, any claim of liability (i) arising out of any failure to terminate a participant’s account, sell shares held in the Plan, or invest dividends; or (ii) with respect to the prices at which shares are purchased or sold for the participant’s account and the time such purchases or sales are made.

For more information about the Plan you may contact the Plan agent in writing at _______________________, or by calling the Plan agent at _____________. You can also access your account online at www._________.com.

DESCRIPTION OF THE COMMON SHARES

The following is a brief description of the terms of the Common Shares. This description does not purport to be complete and is qualified by reference to the Fund’s Declaration of Trust and its By-laws.

Common Shares of Beneficial Interest

The Fund is organized under the laws of Delaware pursuant to a Certificate of Trust dated as of ____________ __, 2016. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.01 per Common Share. Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. Though the Fund expects to pay distributions monthly on the Common Shares, it is not obligated to do so. All Common Shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of the Common Shares.

Any additional offerings of Common Shares will require approval by the Board of Trustees and be subject to the requirements of the Investment Company Act. The Investment Company Act requires that any additional offering of shares at a price below the then-current net asset value, exclusive of sales load, requires the consent of a majority of the Fund’s outstanding voting securities. The Fund generally may, without a shareholder vote, (i) issue preferred shares, and (ii) issue common shares (a) at a price at or above net asset value, exclusive of sales load, or

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(b) in connection with an offering to existing holders of common shares, at a price below the then current net asset value, exclusive of sales load.

The Fund’s common shares have been approved for listing on the NYSE, subject to notice of issuance, under the symbol “____.” The Fund’s net asset value per share will be reduced immediately following the offering of Common Shares by the amount of the sales load and offering expenses paid by the Fund. See “Use of Proceeds.”

The Fund’s common shareholders will vote as a single class to elect the Board of Trustees and on additional matters with respect to which the Investment Company Act, the Fund’s Declaration of Trust, Bylaws or resolutions adopted by the Board of Trustees provide for a vote of the Fund’s common shareholders. See “Anti-Takeover Provisions.”

 Book Entry

The Common Shares will initially be held in the name of _______ as nominee for the Depository Trust Company (“DTC”). The Fund will treat ________ as the holder of record of the Common Shares for all purposes. In accordance with the procedures of DTC, however, purchasers of Common Shares will be deemed the beneficial owners of shares purchased for purposes of distributions, voting and liquidation rights.

CLOSED-END FUND STRUCTURE

The Fund is a non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value.” Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, to have greater flexibility to make certain types of investments and to use certain investment strategies such as financial leverage and investments in illiquid securities. The Adviser believes that the closed-end fund structure is well-suited to achieving the long-term objective of increasing dividend yield on original investment.

Shares of closed-end funds often trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce a discount. We cannot guarantee or assure, however, that the Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share.

Because the market value of the Fund’s common shares may be influenced by such factors as dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, relative demand for and supply of the shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that its common shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors and you should not purchase the Common Shares if you intend to sell them soon after purchase. The Fund’s common shares may trade at a discount to net asset value, and we cannot provide you any assurance that they will not do so.

REPURCHASE OF COMMON SHARES

The Fund is a closed-end investment company and as such its shareholders do not, and will not, have the right to require the Fund to repurchase their common shares. The Fund’s Board of Trustees may authorize the Fund’s officers to consider the repurchase its common shares in the open market to be made when the Fund’s common shares are trading at a discount from net asset value. If the Board authorizes such repurchase, pursuant to the Investment Company Act, the Fund may repurchase its common shares on a securities exchange (provided that

43

the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders, as well as other potential actions. When the Fund repurchases its common shares for a price below net asset value, the net asset value of the common shares that remain outstanding shares will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively. The repurchase of Common Shares will reduce the Total Assets of the Fund available for investment and may increase the Fund’s expense ratio.

AUTOMATIC CONVERSION TO AN EXCHANGE-TRADED FUND

The Fund’s Declaration of Trust provides that upon the five-year anniversary of the date of the Fund’s initial public offering, the Fund will automatically convert into an ETF absent a shareholder vote to extend the Trust. This provision may be changed only by the affirmative vote of the holders of at least 75% of the Fund’s outstanding voting securities. In the event that the Fund converts to an ETF, the ETF will seek to replicate the Fund’s investment strategy in constructing the Technology Portfolio but the covered call options strategy will no longer be part of the fund’s investment portfolio. The Fund’s investment objectives and policies are not designed to seek to return to investors that purchase common shares in this offering their initial investment of $___ per common share on the conversion date, and such investors and investors that purchase common shares after the completion of this offering may receive more or less than their original investment upon conversion.

The ETF will be formed as a series of the Crow Point Partners Series Trust, and will be registered under the Investment Company Act of 1940. Crow Point Partners, LLC will serve as the ETF’s investment adviser (the “Adviser”). The ETF’s common shares will be listed and traded on the New York Stock Exchange as an Exchange Trade Fund.

The ETF will seek to provide investment results that, before expenses, outperform the price and yield performance of publicly traded equity securities of companies in the Technology Select Sector Index or IXT (the “Technology Index” or “Index”).The ETF will pursue its investment objective principally by investing under normal circumstances, substantially all of its Managed Assets in a managed portfolio of factor-based equity investments (the “Technology Portfolio”) which seeks to outperform, over time, before fees and expenses, the Technology Select Sector Index, or IXT (the “Technology Index” or “Index”).

The ETF will utilize a proprietary, factor-based methodology in constructing the Technology Portfolio, investing in the common stock of many, but not all, of the companies in the Technology Index in approximately the same proportion as represented in that index. Additionally, the ETF will hold other Technology sector company stocks which are not in the Technology Index. Generally, the ETF will overweight or underweight each of its portfolio securities based on multiple factors including valuation, quality, momentum, profitability and volatility, among other factors. Each security may be over-weighted or underweighted, versus the Technology Index, by not more than 2.0% per position. The ETF also uses statistical sampling techniques in an attempt to match the investment characteristics of the Technology Index by taking into account such factors as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratios, price/book (P/B) ratios, and earnings growth. The ETF may not track the Technology Index precisely because differences between the Technology Index and the ETF’s Technology Portfolio can cause differences in performance. The ETF will not hold all of the common stocks in the Technology Index, or in the same weightings as in that index, and thus should not be considered an “index” fund.

The Fund does not impose a fee for the conversion of the Shares to ETF shares, however, brokerage accounts may charge a fee to process a conversion.

TAXATION

The following is a summary of certain aspects of the U.S. federal income taxation of the Fund and its common shareholders that should be considered by a prospective common shareholder. The Fund has not sought a ruling from the Internal Revenue Service (the “IRS”) or any other U.S. federal, state or local agency with respect to any tax matters affecting the Fund, nor has it obtained an opinion of counsel with respect to any of those matters.

The Fund intends to qualify for treatment as a regulated investment company (“RIC”) under the Code. As long as the Fund so qualifies, the Fund (but not its common shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and net realized capital gains that it timely distributes to common shareholders. The Fund intends to distribute substantially all of such income and gains annually.

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Distributions made from the Fund’s excess of net long-term capital gains over net short-term capital losses, or “net capital gain” (“capital gain dividends”), if properly reported by the Fund, are taxable to U.S. shareholders as long-term capital gains, regardless of the length of time the U.S. shareholder has owned common shares. Ordinary income and capital gain dividends are taxable to common shareholders even if they are reinvested in additional common shares of the Fund. Distributions in excess of the Fund’s current and accumulated earnings and profits (which represent a return of capital, meaning a return to shareholders of the money they originally invested in the Fund) will first reduce the adjusted tax basis of a common shareholder’s common shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such common shareholder. The Fund will provide its common shareholders with a written notice reporting the amount of dividends paid during the year that qualify as capital gain dividends, as qualified dividend income, and as ordinary income dividends.

To qualify for the favorable tax treatment of a RIC, the Fund must, among other things, satisfy certain source-of-income, asset diversification and distribution requirements. If, in any taxable year, the Fund fails to qualify as a RIC, the Fund would be taxed in the same manner as an ordinary corporation and could be required to recognize unrealized gains, incur substantial tax on such unrealized gains and make certain substantial distributions in order to requalify for taxation as a RIC. For more information, see “Tax Aspects” in the SAI.

THE FOREGOING IS A BRIEF SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX MATTERS THAT ARE PERTINENT TO PROSPECTIVE INVESTORS. THE SUMMARY IS NOT, AND IS NOT INTENDED TO BE, A COMPLETE ANALYSIS OF ALL PROVISIONS OF THE U.S. FEDERAL INCOME TAX LAW WHICH MAY HAVE AN EFFECT ON SUCH INVESTMENTS. THIS ANALYSIS IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. ACCORDINGLY, PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN RESPECTIVE TAX ADVISERS WITH RESPECT TO THEIR OWN RESPECTIVE TAX SITUATIONS AND THE EFFECTS OF THIS INVESTMENT THEREON.

UNDERWRITING

The Fund is offering its Common Shares at an offering price equal to $____ per Common Share plus a maximum initial sales load of up to $____ per Common Share as described below. The minimum initial investment in the Fund by any investor is 100 Common Shares or $_____.

The underwriters named below (the “Underwriters”), acting through ____________________, __________________, as their representative (the “Representative”), have severally agreed, subject to the terms and conditions of an underwriting agreement with the Fund and the Adviser (the “Underwriting Agreement”), to purchase from the Fund the number of Common Shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all such Common Shares (other than those covered by the over-allotment option described below) if any are purchased.

Underwriter	Number of Common Shares

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to an additional _________ to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Common Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such Underwriter’s initial commitment.

The Fund has agreed to pay a commission to the Underwriters in the amount of $____ per Common Share (___% of the public offering price per Common Share). The Underwriters have advised the Fund that the

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Underwriters may pay up to $____ per Common Share from such commission to selected dealers who sell the Common Shares and that such dealers may reallow a concession of up to $ ____ per Common Share to certain other dealers who sell Common Shares. The Adviser has agreed to (i) reimburse all organization expenses of the Fund and (ii) pay the amount by which the Fund’s offering costs (other than sales load) exceed $0.04 per Common Share.

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund and the Underwriters. There can be no assurance, however, that the price at which the Common Shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The Fund’s Common Shares are expected to be listed on the New York Stock Exchange, subject to notice of issuance, under the symbol “____.”

In connection with the requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

The Underwriters have informed the Fund that the Underwriters do not intend to sell to any accounts over which they have been granted and exercise discretionary authority.

In connection with this offering, the Underwriters may purchase and sell Common Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the Common Shares and syndicate short positions involve the sale by the Underwriters of a greater number of Common Shares than they are required to purchase from the Fund in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Common Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the NYSE or otherwise.

In connection with the offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

The Fund and the Adviser have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act, except in the cases of willful misfeasance, bad faith, gross negligence or reckless disregard of applicable obligations and duties.

The Fund anticipates that from time to time certain of the Underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters. Certain Underwriters have performed investment banking and advisory services for the Adviser or Sub-Adviser and their affiliates from time to time, for which they have received customary fees and expenses.

Underwriters may, from time to time, engage in transactions with or perform services for the Adviser or Sub-Adviser and their affiliates in the ordinary course of business. The Fund may seek to obtain leverage by borrowing money under a committed line of credit with ________________________________, a principal underwriter of the Fund’s Common Shares in this offering. There is no assurance that the line of credit will in fact be established; the line would be subject to renewal periodically, and there can be no assurance that the lender would renew the line of credit in the future.

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Additional Compensation

The Adviser (and not the Fund) has agreed to pay to ________________________________from its own assets a structuring fee for certain financial advisory services that ________________________________has provided to the Adviser in assisting the Adviser in structuring and organizing the Fund, including without limitation, idea generation and assessment of the investment opportunity, analysis of the trading performance of comparable funds and guidance around investment policies and portfolio characteristics in the amount of $________________. If the over-allotment option is not exercised, the structuring fee paid to ________________________________will not exceed ___ % of the total public offering price of the Common Shares sold in this offering.

In addition, the Adviser has agreed to pay up to ___ % of the total gross assets raised in the Fund’s initial public offering to _____, an affiliate of _______, as payment for providing certain distribution-related services, as well as reasonable out of pocket expenses.

The Adviser (and not the Fund) may pay certain qualifying underwriters a structuring fee, sales incentive fee or additional compensation in connection with the offering, which may be contingent on certain minimum amounts of shares being sold.

The sum of all compensation to the Underwriters in connection with this public offering of Common Shares, including the sales load, the structuring fees, the distribution assistance payment to ___________ and all forms of additional payments to the underwriters and the amounts paid by the Fund to reimburse certain underwriters and certain other expenses, will not exceed __% of the total public offering price of the Common Shares sold in this offering.

ADMINISTRATOR

The Fund has entered into an Administration Servicing Agreement, dated ____________ __, 2016 with Gemini Fund Services, LLC. Under the terms of this agreement, Gemini Fund Services, LLC will serve as the Fund’s administrator. For the services rendered to the Fund by the Administrator, the Fund pays the Administrator the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services. Generally, the monthly fee is computed at an annual rate of 0.04% of the first $100 million of the Fund’s assets, 0.03% on the next $200 million of the Fund’s assets and 0.02% on the balance of the Fund’s assets.

CUSTODIAN

The Fund has entered into a Custody Agreement, dated ____________ __, 2016, with U.S. Bank National Association. Under the terms of this agreement, U.S. Bank National Association will serve as custodian of the Fund’s assets. In performing these functions, the Fund will compensate U.S. Bank National Association at an annual rate of 0.01% (paid on a monthly basis) of the Fund’s average daily net assets, with a minimum annual fee of $4,800. The Custodian’s address is 1555 N. Rivercenter Dr., Milwaukee, WI 53212.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

The Fund has entered into a Transfer Agent and Registrar Services Agreement, dated ____________ __, 2016, with _________. Under the terms of this agreement, ______ will serve as the Fund’s transfer agent and dividend disbursing agent. In performing these functions, the Fund will compensate _____ an annual fee of $_______. The Transfer Agent’s address is _______________.

INVESTOR SUPPORT SERVICES

The Fund has agreed to retain _________ to provide investor support services in connection with the on-going operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial Advisers that are representatives of broker-dealers and other financial intermediaries and communicating with the New York Stock Exchange (“NYSE”) specialist for the Fund’s common shares, and with the closed-end fund analyst community regarding the Fund on a regular basis. In exchange for these services, the

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Fund will pay TS Capital a monthly fee equal to the annualized rate of 0.5% in year one, 0.5% in year two and 0.5% in year three of the month-end total Gross Invested Assets of the Fund for an initial period of three years, commencing at the end of the first calendar month following the Fund’s effectiveness with the SEC and its successful listing on the NYSE.

PRIVACY POLICY

The Fund, Adviser and Sub-Adviser take the privacy of client and customer information very seriously. For more information, please see the following privacy policy notice:

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, Adviser does not sell its customers’ non-public personal information to any third parties. Adviser uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by the Adviser.

The Adviser and Sub-Adviser may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others; and
•	Information you submit to us in correspondence, including emails or other electronic communications.

The Adviser and Sub-Adviser do not disclose any non-public personal information about their customers or former customers without the customer’s authorization, except that Adviser and Sub-Adviser may disclose the information listed above, as follows:

•	It may be necessary for the Adviser or Sub-Adviser to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.
•	The Adviser and Sub-Adviser will release any of the non-public information listed above about a customer if directed to do so by that customer or if the Adviser or Sub-Adviser is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.
•	In order to alert a customer to other financial products and services offered by an affiliate, the Adviser and Sub-Adviser may share information with an affiliate, including companies using the Adviser or Sub-Adviser’s name. Such products and services may include, for example, other investment products offered by the Adviser or Sub-Adviser. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

The Adviser and Sub-Adviser will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

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As required by federal law, the Adviser and Sub-Adviser will notify customers of the Privacy Policy annually. The Adviser and Sub-Adviser reserve the right to modify their policies at any time, but in the event that there is a change, the Adviser and/or Sub-Adviser will promptly inform its customers of that change.

LEGAL MATTERS

Certain legal matters in connection with the Fund’s common shares will be passed upon for the Fund by LoPresti Law Group, P.C.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm of the Fund is ____________________________.

ADDITIONAL INFORMATION

This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the common shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).

Inquiries concerning the Fund and its shares should be directed to the Adviser at (781) 875-3185.

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 CROW POINT TECHNOLOGY OPPORTUNITY 2021 TARGET CONVERSION TRUST

STATEMENT OF ADDITIONAL INFORMATION

 Common Shares of Beneficial Interest

  The Crow Point Technology Opportunity 2021 Target Conversion Trust (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. This Statement of Additional Information relating to common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated ____________ __, 2016. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (781) 875-3185. The prospectus and this Statement of Additional Information are part of the registration statement filed with the Securities and Exchange Commission (the “Commission”), Washington, D.C., which includes additional information regarding the Fund. The registration statement may be obtained from the Commission upon payment of the fee prescribed, inspected at the Commission’s office at no charge or inspected on the Commission’s website at http://www.sec.gov. Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

This Statement of Additional Information is dated ____________ __, 2016.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

THE FUND

The Crow Point Technology Opportunity 2021 Target Conversion Trust was formed as a Delaware statutory trust on ____________ __, 2016, and is registered under the Investment Company Act of 1940 as a closed-end, non-diversified management investment company. Crow Point Partners, LLC serves as the Fund’s investment adviser (the “Adviser”) and Recon Capital Partners, LLC, serves as the Fund’s sub-adviser (the “Sub-Adviser” and with the Adviser, each an “Adviser” and collectively the “Advisers”).

FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

The Fund has adopted certain fundamental investment policies and restrictions, which cannot be changed without the vote of a majority of the Fund’s outstanding voting securities. Under the Investment Company Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the affirmative vote of the lesser of: (a) more than 50% of its outstanding shares; or (b) 67% or more of the voting securities present at a shareholders’ meeting (provided that more than 50% of its outstanding shares are represented at the meeting in person or by proxy). If a fundamental policy and restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentages will not be considered a violation of any of these fundamental policies and restrictions if these increases or decreases in percentages result solely from increases or decreases in the total amount of the Fund’s assets or changes in the values of portfolio investments.

The following are fundamental policies that may be changed only with shareholder vote:

                                         (1)                        The Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

                                         (2)                        The Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

                                         (3)                        The Fund may not purchase or sell commodities or commodities contracts. This restriction shall not prohibit the Fund from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

                                         (4)                        The Fund may make loans, only as permitted under the Investment Company Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

The Fund interprets each of these fundamental investment policies and restrictions under the Investment Company Act, the rules and regulations under the Investment Company Act, and the SEC’s and its staff’s interpretations of the Investment Company Act.

NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

The rest of the Fund’s investment policies, including its investment objectives described under “Investment Objectives” in the prospectus and its policies with respect to the use of leverage, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. Shareholders, however, will be notified in writing of any change at least 60 days prior to effecting any such change in accordance with SEC rules. The Fund interprets each non-fundamental investment policy and restriction under the Investment Company Act, the rules and regulations under the Investment Company Act, and the SEC’s and its staff’s interpretations of the Investment Company Act.

PORTFOLIO TURNOVER

The Fund may dispose of securities without regard to the length of time they have been held when such actions, for defensive reasons or otherwise, appear advisable to the Sub-Adviser. The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded. A high portfolio turnover rate bears certain tax consequences and results in greater transaction costs, which are borne directly by the Fund or indirectly by its common shareholders.

MANAGEMENT OF THE FUND

Board of Trustees

The Fund is governed by its Board of Trustees, which has overall responsibility for monitoring and overseeing the Fund’s investment program, its management and operations, and the Advisers on behalf of the Fund and its shareholders. The Board of Trustees has approved the Fund’s investment program as described in the prospectus.

At least a majority of the Trustees are and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (referred to as the “Independent Trustees”). Each investor, by purchasing Common Shares in the Fund, will become a shareholder of the Fund and will be deemed to have voted for the election of each initial Trustee. Any vacancy on the Board of Trustees may be filled by a majority of the remaining Trustees, except to the extent the Investment Company Act requires the election of trustees by shareholders.

Trustees and Officers

The tables below show, for each Trustee and executive officer of the Fund, his or her name, address and age, the position held with the Fund, the length of time served as Trustee or officer of the Fund, the Trustee’s or officer’s principal occupations during the last five years, the number of portfolios in the Adviser’s fund complex overseen by the Trustee or for which a person served as an officer, and other directorships or trusteeships held by such Trustee.

 Information Regarding Independent Trustees

Name, Address[1] and Age	Position with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) and Other Directorships/Trusteeships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Mark W. Buckley-Jones, 36	Independent Trustee	Since 2016	Controller and Chief Compliance Officer, Numina Capital Management, LLC (January 2014-Present); Chief Financial Officer, VS Capital Partners, LP (August 2011-December 2013) and Berman Capital Management, LP (May 2007-July 2011).	3
John L. Jacobs, 57	Independent Trustee	Since 2016	Independent Consultant (January 2015-Present); Executive Vice President, Global Information Services, of The NASDAQ OMX Group (January 2010-January 2015).	3

Robinson C. Jacobs, 37	Independent Trustee	Since 2016	Analyst, Gagnon Securities (September 2012-Present); Vice President, CSL Capital (April 2011-May 2012); Consultant to various hedge fund groups.	3
Garrett K. Paolella, 30	Interested Trustee	Since 2016	Managing Partner, Recon Capital Partners, LLC (October 2011-Present); Executive Director, MKM Partners (research, sales and trading firm) (June 2008-January 2011).	0
Peter J. DeCaprio, 54	Interested Trustee	Since 2016	Managing Member, Crow Point Partners, LLC (2006-present)	1

Information Regarding Officers

Name, Address[1] and Age	Position with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Troy M. Cates, 39	Secretary	Since 2016	_______________________
James B. Craver, __	Chief Compliance Officer	Since 2016	Attorney, James B. Craver & Associates PC (law firm) (2009–Present).

1. The address for each Trustee and officer is 1 Landmark Square, 8th Floor, Stamford, CT 06901.

Trustee Share Ownership

Name of Trustee[1]	Dollar Range of Equity Securities in the Fund[2]	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen in Family of Investment Companies[2]
Mark W. Buckley-Jones (Independent Trustee)	None	None
Robinson C. Jacobs (Independent Trustee)	None	None
John L. Jacobs (Independent Trustee)	None	None
Garrett K. Paolella[3]	None	None
Peter J. DeCaprio[3]	None	None

1. The address for each Trustee and officer is ____________________________________________.

2. As of ____________ __, 2016, the Fund had not yet commenced operations as of this date.

3. Trustee considered to be an Interested Person within the meaning of the Investment Company Act of 1940, through his or her position or affiliation with the Adviser or Sub-Adviser.

Compensation of Trustees

The following table shows information regarding the compensation expected to be received by Independent Trustees, and from all registered investment companies for which the [Adviser] serves as an investment adviser for the calendar year ending December 31, 2015. No compensation is paid by the Fund to Trustees that are interested persons of the Adviser (as determined under the Investment Company Act). In all cases, no pension or retirement benefits accrued as part of the Fund’s expenses.

Name of Independent Trustee	Total Compensation From Fund and Fund Complex Paid to Trustees
Mark W. Buckley-Jones[1]	$__________
John L. Jacobs[1]	$__________
Robinson C. Jacobs[1]	$__________

1. Independent trustees initially will receive an annual fee of $_______ and a fee of $_____ per committee meeting attended.

Board Committees

The Board has an Audit Committee consisting of the three Trustees who are Independent Trustees. Mark Buckley-Jones currently serves as a member of the Audit Committee and has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Mark Buckley-Jones is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board.

The Board also has a Nominating Committee consisting of the three Trustees who are Independent Trustees. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. In considering Trustee nominee candidates, the Nominating Committee takes into account a wide variety of factors, including the overall diversity of the Board’s composition. The Nominating Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. The Board also considered that the Chairman of the Audit Committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that (i) not all risks that may affect the Trust can be identified, (ii) it may not be practical or cost-effective to eliminate or mitigate certain risks, (iii) it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and (iv) the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust and the Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The officers and Trustees of the Trust, in the aggregate, own less than 1% of the Common Shares of each Fund as of ____________ __, 2016.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Shareholder Communications to the Board

Shareholders may send communications to the Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

The Adviser

The Adviser is Crow Point Partners, LLC. The Adviser, a limited liability company organized under the laws of the State of Delaware, is registered as such with the SEC under the Investment Advisers Act of 1940. The Adviser currently provides investment advice to separately managed accounts at various wire houses and to institutions directly. The Adviser also serves as the adviser or sub-adviser of several registered investment funds and pooled trusts. The Adviser has a total of approximately $2.4 billion in assets under management or advisement, as of August 2016. The Adviser's standard mailing address and the address of its principal office, including its office for service for process and for purposes of overnight mail, is 25 Recreation Park Dr., Suite 110, Hingham, MA 02043.

The Sub-Adviser

The Sub-Adviser is Recon Capital Partners, LLC. The Sub-Adviser, a limited liability company organized under the laws of the State of Delaware, serves as the investment adviser to the Fund and is registered as such with the SEC under the Investment Advisers Act of 1940. The Sub-Adviser also serves as an investment adviser to high net worth individuals and institutions through separately managed accounts. The Sub-Adviser’s standard mailing address and the address of its principal office, including its office for service for process and for purposes of overnight mail, is 1 Landmark Square, 8th Floor, Stamford, CT 06901.

Advisory Agreement

The Adviser provides investment advisory services to the Fund, under the oversight of the Board of Trustees, pursuant to an investment advisory agreement, dated ____________ __, 2016 (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser, under the oversight of the Board of Trustees, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; provides facilities and personnel, including officers required for the operations of the Fund; facilitates the preparation of various regulatory filings; liaises with regulators or exchange personnel as appropriate; and fulfills certain regulatory compliance responsibilities.

The Advisory Agreement is effective for an initial two-year term and may be continued in effect if the continuance is approved annually by the Board of Trustees, including a majority of Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on approval. The Board expects to first consider the renewal of the Advisory Agreement in 2018. The Board of Trustees or the Fund’s shareholders may terminate the Advisory Agreement on 60 days’ prior notice to the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as defined by the Investment Company Act and the rules under that Act.

In consideration of the advisory services provided by the Adviser to the Fund, the Fund shall pay to the Adviser at the end of each calendar month an advisory fee at the annual rate of ___% of the Fund’s Average Weekly Managed Assets (the “Advisory Fee”). The Advisory Fee is an expense paid out of the Fund’s assets. “Average Weekly Managed Assets” with respect to a particular month means the average of the values of each weekly calculation of the Managed Assets4 of the Fund that takes place as of any date during that month.

The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representative, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Sub-Advisory Agreement

The Sub-Adviser provides investment advisory services to the Fund, under the oversight of the Adviser and the Board of Trustees, pursuant to a sub-advisory agreement, dated ____________ __, 2016 (the “Sub-Advisory Agreement”). Under the terms of the Sub-Advisory Agreement, the Sub-Adviser, under the oversight of the Adviser and the Board of Trustees, implements a strategy for the Fund of writing (selling) covered call options on broad-based indices of securities and sectors of securities; facilitates the preparation of various regulatory filings; liaises with regulators or exchange personnel as appropriate; and fulfills certain regulatory compliance responsibilities.

The Sub-Advisory Agreement is effective for an initial two-year term and may be continued in effect if the continuance is approved annually by the Board of Trustees, including a majority of Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on approval. The Board expects to first consider the renewal of the Sub-Advisory Agreement in 2018. The Board of Trustees or the Fund’s shareholders may terminate the Sub-Advisory Agreement on 60 days’ prior notice to the Sub-Adviser.

4 “Total Assets” means all assets (including proceeds of leverage) before subtracting accrued liabilities. “Managed Assets” means the Total Assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies.

In consideration of the advisory services provided by the Sub-Adviser to the Fund, the Adviser shall pay to the Sub-Adviser a portion of the Advisory Fee that the Adviser receives from the Fund.

Portfolio Managers

The following Section discusses the accounts managed by the Fund’s portfolio managers, the structure and method of their compensation, and their ownership of the Fund’s securities.

Other Accounts Managed by Portfolio Managers. The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than the Fund). Accounts are grouped into three categories: (a) registered investment companies, (b) other pooled investment accounts, and (c) other accounts. Information is shown as of _________ ___, 2016. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Tim O’Brien
Amit Chandra
Peter DeCaprio	3	$54.0	1	$30.0	2	$12.0
Andrew Tuttle
Timothy Keefe
Garrett Paolella
Kevin Kelly
Jonathan Molchan
Troy Cates
Andrew Tuttle
Timothy Keefe

The Adviser manages one account that pays Advisory fees based on account performance.

Compensation of the Portfolio Managers

Adviser

The portfolio managers are compensated by the Adviser in the form of base salary that is determined by the advisory fee revenue generated by the firm’s assets under management. Thus, portfolio managers’ compensation is intended to be aligned with the interests of the firm’s clients, including the Fund and its investors. DeCaprio, O’Brien and Chandra are all principals of the Adviser and are compensated through shareholder distributions that are based primarily on the profits and losses of the Adviser. The portfolio managers may also earn a bonus each year based on the profitability of the Adviser. Some of the other accounts managed by the Adviser’s portfolio managers have investment strategies that are similar to the Fund’s investment strategies. However, the Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures and with a policy to treat each client equitably. See “Conflicts of Interest.”

Sub-Adviser

Portfolio managers are compensated by the Sub-Adviser. Paollela, Cates and Kelly are all principals of the Sub-Adviser and are compensated through shareholder distributions that are based primarily on the profits and losses of the Sub-Adviser. The shareholder distributions, which are based primarily on the Sub-Adviser’s net profit after taxes and expenses, are affected by the amount of assets the Sub-Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period. Some of the other accounts managed by the portfolio managers have investment strategies that are similar to the Fund’s investment strategies. However, the Sub-Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures and with a policy to treat each client equitably. See “Conflicts of Interest.”

Securities Ownership of Portfolio Managers. The Fund is a newly-organized closed-end management investment company. Accordingly, as of the date of this SAI, none of the portfolio managers beneficially owned any securities issued by the Fund.

CONFLICTS OF INTEREST

Conflicts of interest may arise because the Adviser and Sub-Adviser each generally will be carrying on substantial investment activities for other clients, including with respect to investment funds or accounts having similar investment strategies as the Fund, and in which the Fund will have no interest. The Adviser and Sub-Adviser may have financial incentives to favor certain of such accounts over the Fund. Any of its proprietary accounts and other customer accounts may compete with the Fund for specific trades. The Adviser and Sub-Adviser may buy or sell securities for the Fund that differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to the Fund’s. Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by the Adviser and Sub-Adviser for its other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, limiting the size of the Fund’s position, or the difficulty of liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, the Fund’s Board of Trustees and officers have a fiduciary obligation to act in the Fund’s best interest.

To the extent that the Fund, the Adviser or Sub-Adviser sources and structures private investments in issuers, certain of their employees may become aware of actions planned by such issuers, such as acquisitions that may not be announced to the public. It is possible that the Fund could be precluded from investing in such an issuer’s securities if the Adviser or Sub-Adviser has material non-public information; however, it is the Adviser’s and Sub-Adviser’s intention to ensure that any material non-public information available to certain of the Adviser’s and Sub-Adviser’s employees not be shared with those employees responsible for the purchase and sale of publicly traded securities.

The Adviser and Sub-Adviser each manages several other investment funds and accounts. Some of those funds and accounts have investment objectives that are similar to or overlap with those of the Fund. Further, the Adviser or Sub-Adviser may at some time in the future manage other investment funds with the same investment objectives as the Fund’s. Investment decisions for the Fund are made independently from those of such other clients; however, from time to time, the same investment decision may be made for more than one fund or account.

When two or more clients advised by the Adviser or Sub-Adviser seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will generally be allocated among the clients on a pro rata basis by the Adviser or Sub-Adviser in accordance with the clients’ various investment objectives and procedures adopted by the Adviser and Sub-Adviser and approved by the Fund’s Board of Trustees. In some cases, this system may adversely affect the price or size of the position the Fund may obtain.

The Fund’s investment opportunities may be limited by investment opportunities in the kinds of securities in which it invests. To the extent a potential investment is appropriate for the Fund and one or more of the other investment funds or accounts managed by the Adviser or Sub-Adviser, the Adviser or Sub-Adviser as the case may be will allocate that investment to the Fund, other funds and accounts, or all of them, depending on its allocation procedures and applicable law related to combined or joint transactions. There may occur an attractive limited investment opportunity suitable for the Fund in which the Fund cannot invest under the particular allocation method being used for that investment.

Under the Investment Company Act of 1940, the Fund and other investment funds or accounts managed by the Adviser or Sub-Adviser may be precluded from co-investing in private placements of securities. Except as permitted by law or positions of the staff of the SEC, the Adviser or Sub-Adviser will not co-invest its other clients’ assets in private transactions in which the Fund invests. To the extent the Fund is precluded from co-investing, the Adviser or Sub-Adviser as the case may be will allocate private investment opportunities among its clients, including the Fund, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to a client other than the Fund.

The Advisory Fee payable to the Adviser is based on the value of the Fund’s Managed Assets. Some of the Fund’s assets may be illiquid securities acquired in private transactions or otherwise may be securities for which market quotations will not be readily available. Although the Fund will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of possible prices that may be established for each individual security. Senior management of the Adviser, as well as the Fund’s Board of Trustees, and the Administrator will participate in the valuation of the Fund’s securities of this type.

PORTFOLIO TRANSACTIONS

The Adviser, upon consultation with the Sub-Adviser with respect to the Options Strategy, is responsible for, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Fund, under the general supervision of the Board of Trustees. Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which vary among different brokers. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser normally deals directly with dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere or as described below. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter and principal transactions placed through broker-dealers include a spread between the bid and asked prices.

The Advisory Agreement between the Fund and the Adviser provides that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Fund. When allocating transactions to broker-dealers, the Adviser is authorized to consider, in determining whether a particular broker-dealer will provide best execution, all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Adviser need not pay the lowest spread or commission available if it determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed either in terms of the particular transaction or the Adviser’s overall responsibilities as to the accounts as to which it exercises investment discretion. Research services may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic or institutional activities, and may also include comparisons of the performance of the Fund to the performance of various indices and investments for which reliable performance data is available and similar information prepared by recognized mutual fund statistical services. The Fund recognizes that no dollar value can be placed on such research services or on execution services, such research services may or may not be useful to the Fund or other accounts of the Adviser, and that such research received by such other accounts may or may not be useful to the Fund.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Sub-Adviser and does not reduce the Advisory Fee payable to the Adviser by the Fund. The Board of Trustees will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or accounts.

Investment decisions for the Fund are made independently from those for other accounts advised or managed by the Adviser or Sub-Adviser. Such other accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another account, the transaction may be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other accounts. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. The Adviser may aggregate, to the extent permitted by law, the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions.

The Board of Trustees will periodically review the Adviser’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.

DESCRIPTION OF SHARES

Common Shares

The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Voting Rights. Trustees will be elected by holders of common shares voting together as a single class.

Other Shares

The Board (subject to applicable law and the Fund's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of Common Shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board sees fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the Common Shares.

TAX ASPECTS

  The following is a summary of certain aspects of the U.S. federal income taxation of the Fund and its common shareholders that should be considered by a prospective common shareholder. The Fund has not sought a ruling from the Internal Revenue Service (the “IRS”) or any other U.S. federal, state or local agency with respect to any tax matters affecting the Fund, nor has it obtained an opinion of counsel with respect to any of those matters.

The summary of the U.S. federal income tax treatment of the Fund and its common shareholders set out below is based upon the Code, judicial decisions, Treasury Regulations (proposed and final) (the “Regulations”) and administrative rulings in existence as of the date of this statement of additional information, all of which are subject to change, possibly with retroactive effect. The summary does not discuss the effect, if any, of various proposals to amend the Code that could change certain of the tax consequences of an investment in the Fund; nor does the summary discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the U.S. federal income tax laws, such as insurance companies, financial institutions, tax-exempt organizations, dealers in securities, shareholders who invest in the Fund through an IRA, or common shareholders subject to the alternative minimum tax. This summary assumes that common shareholders hold their shares of the Fund as capital assets (generally, for investment). This summary does not discuss any aspects of U.S. estate or gift tax or state, local or non-U.S. tax law. Each prospective common shareholder should consult with his, her or its own tax adviser in order to fully understand the U.S. federal, state, local and non-U.S. tax consequences of an investment in the Fund.

For purposes of this summary, a “U.S. shareholder” is a beneficial owner of common shares that is, for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;
•	A corporation or other entity treated as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;
•	An estate the income of which is subject to U.S. federal income taxation regardless of its source; or
•	A trust, if (1) a court within the United States is able to exercise primary supervision over the trust's administration and one or more U.S. persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all of its substantial decisions, or (2) a valid election to be treated as a U.S. person is in effect under the relevant Regulations with respect to such trust.

A beneficial owner of common shares that is not a U.S. shareholder or a partnership is referred to herein as a “non-U.S. shareholder.”

If an entity or arrangement that is classified as a partnership for U.S. federal income tax purposes holds common shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships considering an investment in the common shares and partners in such partnerships should consult their tax advisers regarding the U.S. federal income tax consequences of acquiring, owning and disposing of the common shares.

Taxation of the Fund

Qualification as a RIC. The Fund intends to qualify for the special tax treatment accorded to RICs under the Code. As long as the Fund so qualifies, the Fund (but not its common shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and net realized capital gains that it timely distributes to common shareholders. If the Fund retains any such income or gains, it will be subject to tax at regular corporate rates on the amount retained. The Fund intends to distribute substantially all of such income and gains annually.

To qualify for the favorable tax treatment of a RIC, the Fund must, among other things, satisfy the source-of-income, asset diversification, and distribution requirements described below.

First, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, certain payments with respect to securities loans, net income derived from an interest in a “qualified” publicly traded partnership, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (such as gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies. A publicly traded partnership is “qualified” if it is treated as a partnership for U.S. federal income tax purposes and less than 90% of its gross income consists of income described in the previous sentence. To the extent the Fund invests in entities or arrangements that are treated as partnerships or grantor trusts for U.S. federal income tax purposes and are not qualified publicly traded partnerships, the income derived from such investments may be treated in whole or in part as nonqualifying income for purposes of the gross income test described in this paragraph, depending on the underlying source of income to such entities or arrangements. If the Fund were otherwise to fail to satisfy the gross income test for a taxable year, it would nevertheless be considered to satisfy such test if its failure to satisfy the gross income test were due to reasonable cause and not willful neglect and if it were to satisfy certain procedural requirements. The Fund would be subject to an excise tax if it were to rely on this rule in order to meet the gross income test.

Second, the Fund must satisfy an asset diversification test. Under that test, at the close of each quarter of the Fund's taxable year:

•	at least 50% of the value of the Fund's assets must generally consist of cash and cash items (including receivables), U.S. Government securities, securities of other RICs, and securities of other issuers if, as to each of those other issuers, the Fund has not invested more than 5% of the value of the Fund's Total Assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer; and

•	no more than 25% of the value of the Fund's Total Assets may be invested in each of the securities (other than U.S. Government securities and securities of other RICs) of (i) any one issuer, (ii) two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses or (iii) qualified publicly traded partnerships. If the Fund were otherwise to fail to satisfy the asset diversification test, it would nevertheless be considered to satisfy such test if either (a) the failure to satisfy the asset test was de minimis and the Fund were to satisfy the asset test within a prescribed time period or (b) the Fund's failure to satisfy the asset diversification test was due to reasonable cause and not willful neglect, the Fund were to satisfy the test within a prescribed time period and the Fund were to satisfy certain procedural requirements. The Fund's failure to satisfy the asset diversification test would be considered de minimis if it were due to the Fund's ownership of assets the total value of which did not exceed the lesser of $10 million and 1% of the total value of the Fund's assets at the end of the fiscal quarter in which the test was being applied. The Fund would be subject to an excise tax if it were to rely on the rule described in (b) of this paragraph in order to meet the asset diversification test.

Third, the Fund must distribute at least 90% of its investment company taxable income (which includes, among other items, dividends and interest net of expenses and net short-term capital gains in excess of net long-term capital losses) for the taxable year. Distributions by the Fund made during the taxable year or, under specified circumstances, within a period up to twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of this requirement.

Failure to Qualify as a RIC. If, in any taxable year, the Fund fails to qualify as a RIC under the Code, the Fund would be taxed in the same manner as an ordinary corporation. In addition, in order to requalify for taxation as a RIC that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, incur substantial tax on such unrealized gains and make certain substantial distributions. The remainder of this discussion assumes that the Fund qualifies for taxation as a RIC.

Excise Tax. The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98.2% of Northern Lights Distributors gain net income, determined, in general, on an October 31 year end, plus certain undistributed amounts from the previous years. While the Fund intends to distribute its income and capital gain net income in the manner necessary to avoid imposition of the 4% excise tax, it is possible that some excise tax will be incurred and, although not currently anticipated, there are circumstances in which the Fund may not have the necessary information, or may, for other reasons, elect not to make the distributions necessary to avoid this tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

U.S. Shareholders

Distributions. Distributions paid by the Fund from its ordinary income or from its excess of net short-term capital gains over net long-term capital losses (together referred to as “ordinary income dividends”) are taxable to U.S. shareholders as ordinary income to the extent paid from the Fund's current or accumulated earnings and profits. Distributions made from the Fund's excess of net long-term capital gains over net short-term capital losses, or “net capital gain” (“capital gain dividends”), if properly reported by the Fund, are taxable to U.S. shareholders as long-term capital gains, regardless of the length of time the U.S. shareholder has owned common shares. Ordinary income and capital gain dividends are taxable to common shareholders even if they are reinvested in additional common shares of the Fund. Distributions in excess of the Fund's current and accumulated earnings and profits (which represent a return of capital, meaning a return to shareholders of the money they originally invested in the Fund) will first reduce the adjusted tax basis of a common shareholder's common shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such common shareholder. The Fund will provide its common shareholders with a written notice reporting the amount of dividends paid during the year that qualify as capital gain dividends, as qualified dividend income (discussed below), and as ordinary income dividends.

A portion of the Fund's ordinary income dividends attributable to the dividends received from domestic corporations, and reported as such, may be eligible for the dividends received deduction allowed to corporations under the Code if certain requirements are met. In addition, ordinary income dividends that are properly reported by the Fund and are derived from qualified dividend income are taxed to individuals at the rates applicable to long-term capital gains. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Certain holding period and other requirements must be met by both the common shareholder and the Fund for distributions to be eligible for the corporate dividends received deduction or the preferential individual tax rates that apply to qualified dividend income, as the case may be. There can be no assurance as to what portion, if any, of the Fund's distributions will be eligible for the dividends received deduction or will constitute qualified dividend income.

If the Fund pays a dividend in January that was declared in the previous October, November or December to common shareholders of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by its common shareholders on December 31 of the year in which the dividend was declared.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates (currently at a maximum of 35%) on the amount retained. In such case, it may report the retained amount as undistributed capital gains in a notice to its common shareholders, who will be treated as if each received a distribution of its pro rata common share of such gain, with the result that each common shareholder will (i) be required to report its pro rata common share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata common share of tax paid by the Fund on the gain and (iii) increase the tax basis for its common shares by an amount equal to the deemed distribution less the tax credit.

If an investor buys common shares just before the record date of a dividend declared by the Fund, the investor will receive that dividend. Such dividends, although in effect a return of capital, will be treated as ordinary income or capital gain dividends to the extent described above. Accordingly, the timing of the purchase of the common shares may result in a return of a portion of the investment as taxable income. Therefore, prior to purchasing common shares, an investor should carefully consider the impact of ordinary income or capital gains dividends that are expected to be or have been announced.

Sale or Other Disposition of Common Shares. Upon the sale or other disposition of common shares (including upon dissolution of the Fund), the common shareholder generally will realize a capital gain or loss in an amount equal to the difference between the amount realized and the common shareholder's adjusted tax basis in the common shares sold. Such gain or loss will be long-term or short-term, depending upon the common shareholder's holding period for the common shares. Generally, a common shareholder's gain or loss will be a long-term gain or loss if the common shares have been held for more than one year. However, any loss upon the sale or exchange of common shares held for six months or less will be treated as long-term capital loss generally to the extent of any capital gain dividends received (or undistributed capital gains deemed received) by the common shareholder. For non-corporate U.S. shareholders (including individuals), long-term capital gains may be subject to preferential rates of taxation. The deductibility of capital losses is subject to limitations under the Code. A loss realized on a sale or exchange of common shares will be disallowed if any common shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the common shares are disposed of. In such case, the basis of the common shares acquired will be adjusted to reflect the disallowed loss.

Medicare Tax. Certain U.S. shareholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their “net investment income,” which includes dividends received from the Fund and capital gains from the sale or other disposition of the Fund's stock.

Non-U.S. Shareholders

Distributions. Ordinary income dividends paid to non-U.S. shareholders generally will be subject to a 30% U.S. withholding tax (or possibly a lower rate provided by an applicable tax treaty) to the extent paid from the Fund's current or accumulated earnings and profits unless the dividends are effectively connected with the non-U.S.

shareholder's U.S. trade or business and, if an income tax treaty applies, attributable to the non-U.S. shareholder's permanent establishment (as described below). However, for taxable years of a RIC beginning before January 1, 2014 (and, if extended as has happened in the past, for taxable years covered by such extension), certain “interest-related dividends” and “short-term capital gain dividends” paid by the Fund to a non-U.S. shareholder and reported by the Fund as such are eligible for an exemption from the 30% U.S. withholding tax. Interest-related dividends generally are dividends derived from certain interest income earned by the Fund that would not be subject to such tax if earned by a foreign common shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of the Fund's net short-term capital gains over net long-term capital losses. Both “interest-related dividends” and “short-term capital gain dividends” must be reported as such by a written statement furnished to common shareholders. There can be no assurance as to whether this provision will be extended or, even if extended, what portion of the Fund's distributions would qualify for favorable treatment as interest related dividends or short-term capital gain dividends. Non-U.S. shareholders are urged to consult their own tax advisers concerning the applicability of U.S. withholding tax.

Sale or Other Disposition of Common shares. A non-U.S. shareholder will generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are reported as undistributed capital gains and any gains realized upon the sale or other disposition of common shares of the Fund (including upon dissolution of the Fund), except in the case of (i) an individual non-U.S. shareholder that is present in the United States for 183 days or more in the taxable year of such distribution, sale or other disposition and for which certain other conditions are met or (ii) a non-U.S. shareholder for which such gains are effectively connected with the non-U.S. shareholder's U.S. trade or business and, if an income tax treaty applies, attributable to the non-U.S. shareholder's permanent establishment (as described below).

Effectively Connected Income. If income from the Fund is effectively connected with a non-U.S. shareholder's U.S. trade or business and, if an income tax treaty applies, attributable to the non-U.S. shareholder's U.S. permanent establishment, then ordinary income dividends, capital gain dividends, undistributed capital gains, and any gains realized from the sale or other disposition of common shares generally will be subject to U.S. federal income tax in substantially the same manner as if received by a U.S. shareholder. Corporate non-U.S. shareholders may also be subject to an additional branch profits tax.

FATCA. Under U.S. legislation enacted in 2010 and existing guidance thereunder, commonly known as the “Foreign Account Tax Compliance Act” or “FATCA,” a 30% withholding tax on dividends paid by the Fund, and, on or after January 1, 2017, on certain capital gains distributions and gross proceeds from the sale or other disposition of shares generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution” as defined under FATCA, the foreign entity undertakes certain due diligence, reporting, withholding, and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If withholding is required under FATCA on a payment related to any Fund distribution, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefit of such exemption or reduction. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify the foregoing requirements. The Fund will not pay any additional amounts in respect of amounts withheld under FATCA. Each investor should consult its tax adviser regarding the effect of FATCA based on its individual circumstances.

Backup Withholding

Under certain provisions of the Code, some common shareholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, common shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund, who fail to establish an exemption from backup withholding or who, to the Fund's knowledge, have furnished an incorrect number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules for payments made to a common shareholder may be refunded or credited against such common shareholder's U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Tax Treatment of Investments

Hedging and Derivative Transactions. The transactions of the Fund are subject to special tax rules of the Code that may, among other things, (a) affect the character of gains and losses realized (for example, by converting lower taxed long-term capital gains or qualified dividend income into higher taxed short-term capital gains or ordinary income and converting an ordinary loss or deduction into capital loss (the deductibility of which is more limited)), (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs), (d) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (e) adversely alter the characterization of certain complex financial transactions, and (f) produce income that will not be “qualified” income for purposes of the 90% annual gross income requirement described above. Operation of these rules could, therefore, affect the character, amount and timing of distributions to common shareholders. Special tax rules also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. If the Fund engages in transactions affected by these provisions, it intends to monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records to mitigate, to the extent reasonably feasible, the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code.

The Fund's gains and losses on the sale, lapse, or termination of options that it holds will generally have the same character as gains and losses from the sale of the security to which the option relates. If options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. The Fund may also have short-term capital gains and losses associated with closing transactions with respect to options written by the Fund. If call options written by the Fund are exercised, the selling price of the security to which the option relates is increased by the amount of the premium received by the Fund, and the character of the capital gain or loss on the sale of such security as long-term or short-term depends on the security's holding period. Upon the exercise of a put held by the Fund, the premium initially paid for the put is offset against the amount received for the security sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale. Generally, such gain or loss is capital gain or loss, the character of which as long-term or short-term depends on the holding period of the security. However, the purchase of a put option may be subject to the short sale rules or straddle rules for U.S. federal income tax purposes.

Generally, the hedging transactions undertaken by the Fund (including, for example, the ownership of stocks and the sale of options) may result in “straddles” for U.S. federal income tax purposes. The straddle rules may cause certain gains to be treated as short-term rather than long-term and may cause certain losses to be treated as long-term rather than short-term. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized and certain interest expenses may be required to be capitalized. In addition, distributions attributable to dividends, if any, on the stocks held as part of a straddle would not qualify for the lower rate generally applicable to qualified dividend income. The tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gains realized by the Fund which is taxed as ordinary income when distributed to shareholders. To the extent that the call options that the Fund writes on its portfolio securities are “qualified covered call options,” the holding of the call options and the underlying securities will generally not be treated as a “straddle” subject to the straddle rules except in the case of certain positions which are closed by the Fund in part at a loss in one year where gain is subsequently recognized by the Fund in a later year. In general, a “qualified covered call option” is an option that is written (sold) with respect to stock that is held or acquired by a taxpayer in connection with writing the option and that meets certain requirements, including that the option is exchange-traded or, if over-the-counter, meets certain IRS requirements, is granted more than 30 days prior to expiration, is not “deep-in-the-money” (within the meaning of Section 1092 of the Code), is not granted by an options dealer (within the meaning of Section 1256(g)(8) of the Code) in connection with the option dealer's activity of dealing in options, and gain or loss with respect to such option is not ordinary income or loss. If the Fund owns stock and writes a qualified covered call option that is in-the-money (but not “deep-in-the-money”), certain losses may be treated as long-term rather than short-term and the holding period of the stock will not include any period during which the Fund is the grantor of the option thereby impacting the amount of income that can qualify for the lower rate applicable to qualified dividend income.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of such elections, the amount, character and/or timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gains, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

The Fund may invest in securities or derivative transactions the U.S. federal income tax treatment of which is uncertain. The timing or character of income received by the Fund may be affected to the extent that the U.S. federal income tax treatment of such securities or transactions differs from the treatment anticipated by the Fund. In such case, the Fund may be required to purchase or sell securities or otherwise change its portfolio in order maintain its qualification as a RIC.

Other Investments. The Fund may invest in zero coupon U.S. Treasury bonds and other debt securities that are issued at a discount or provide for deferred interest. Even though the Fund may receive no actual current interest payments on these securities, it will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held. Since the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, it may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, the Fund's investment in foreign currencies or foreign currency denominated or referenced debt securities, certain asset-backed securities, and contingent payment and inflation-indexed debt instruments also may increase or accelerate the Fund's recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

Section 1256 Contracts. The Code generally applies a “mark to market” system of taxing unrealized gains and losses on, and otherwise provides for special rules of taxation with respect to, Section 1256 Contracts. In general, subject to certain exceptions, a Section 1256 Contract includes certain regulated futures contracts, certain non-U.S. currency forward contracts, and certain listed non-equity options. Section 1256 Contracts held by the Fund at the end of a taxable year of the Fund will be treated for U.S. federal income tax purposes as if they were sold by the Fund at their fair market value on the last business day of the taxable year. The net gain or loss, if any, resulting from these deemed sales (known as “marking to market”), together with any gain or loss resulting from any actual sales of Section 1256 Contracts (or other termination of the Fund's obligations under such contract), must be taken into account by the Fund in computing its taxable income for the year. Capital gains and losses from Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% of the gains or losses and as long-term capital gains or losses to the extent of 60% of the gains or losses.

Currency Transactions. To the extent that its investments are made in securities denominated in a non-U.S. currency, gain or loss realized by the Fund frequently will be affected by the fluctuation in the value of such non-U.S. currencies relative to the value of the dollar. Gains or losses with respect to the Fund's investments in common stock of non-U.S. issuers will generally be taxed as capital gains or losses at the time of the disposition of the stock, subject to certain exceptions specified in the Code. Gains and losses of the Fund on the acquisition and disposition of non-U.S. currency will be treated as ordinary income or loss. In addition, gains or losses on disposition of debt securities denominated in a non-U.S. currency to the extent attributable to fluctuation in the value of the non-U.S. currency between the date of acquisition of the debt security and the date of disposition will treated as ordinary income or loss. Gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivable or accrues expenses or other liabilities denominated in a non-U.S. currency and the time the Fund collects the receivables or pays the liabilities may be treated as ordinary income or loss.

Royalty trusts. Depending on the U.S. tax classification of the royalty trusts in which the Fund invests, securities issued by certain royalty trusts (such as royalty trusts which are grantor trusts for U.S. federal income tax purposes) may not produce “qualified” income for purposes of determining the Fund's compliance with the tax rules applicable to RICs. Additionally, the Fund may be deemed to directly own the assets of each royalty trust, and would need to look to such assets when determining the Fund's compliance with the asset diversification rules applicable to regulated investment companies. The Fund will monitor its investments in royalty trusts with the objective of maintaining its continued qualification as a regulated investment company. Alternatively, if a non-U.S. royalty trust is a “passive foreign investment company,” or “PFIC” for U.S. federal income tax purposes, the Fund will be subject to the PFIC rules described below with respect to such investment.

Passive Foreign Investment Companies. Investments by the Fund in stock of certain foreign corporations which generate mostly passive income, or at least half the assets of which generate such income (referred to as “PFICs”), are subject to special tax rules designed to prevent deferral of U.S. federal income taxation of the Fund's share of the PFIC's earnings. The Fund may be subject to U. S. federal income tax and an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as “excess distributions”), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election to be treated as a qualified electing fund (a “QEF election”) with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, a QEF election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. The Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy. Alternatively, the Fund could elect to “mark to market” at the end of each taxable year all shares that it holds in PFICs because it expects to publish its net asset value at least annually. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such value, but only to the extent of previously recognized unreversed “mark-to-market” gains. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to excess distributions from PFICs, but, in any particular year, the Fund might be required to recognize income (which generally must be distributed to shareholders) in excess of the distributions it received from PFICs.

Foreign Taxes

Dividends, interest and other amounts received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax treaties between certain foreign countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund's Total Assets at the close of any taxable year consists of stock or securities of non-U.S. corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign source income or foreign income taxes paid by the Fund as respectively earned and paid by the shareholders. For any year that the Fund makes such an election, each shareholder will be required to include in its income its allocable share of such foreign taxes paid by the Fund, and will be entitled, subject to certain limitations and conditions, to credit its share of such foreign taxes against its U.S. federal income tax due, if any, or to deduct it (as an itemized deduction, in the case of individual shareholders) from its U.S. federal gross income, if any. The foreign tax credit limitation rules do not apply to certain electing individuals who have limited creditable foreign taxes and no foreign source income other than qualified passive income. The rules governing the foreign tax credit are complex. Shareholders are urged to consult their tax advisers regarding the availability of the foreign tax credit under their particular circumstances.

THE FOREGOING IS A BRIEF SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX MATTERS THAT ARE PERTINENT TO PROSPECTIVE INVESTORS. THE SUMMARY IS NOT, AND IS NOT INTENDED TO BE, A COMPLETE ANALYSIS OF ALL PROVISIONS OF THE U.S. FEDERAL INCOME TAX LAW WHICH MAY HAVE AN EFFECT ON SUCH INVESTMENTS. THIS ANALYSIS IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. ACCORDINGLY, PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN RESPECTIVE TAX ADVISERS WITH RESPECT TO THEIR OWN RESPECTIVE TAX SITUATIONS AND THE EFFECTS OF THIS INVESTMENT THEREON.

CODE OF ETHICS

Each of the Fund’s, the Adviser’s, and the Sub-Adviser’s codes of ethics (the “Codes of Ethics”) have been adopted in compliance with Section 17(j) of the 1940 Act and Rule 17j-1 thereunder. Each Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to a Code of

Ethics may invest in securities for their personal investment accounts, including making investments in the securities that may be purchased or held by the Fund.

The Codes of Ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Codes of Ethics also may be available on the Edgar Database on the SEC’s Website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING POLICY AND PROXY VOTING RECORD

The Board of Trustees of the Fund has delegated the voting of proxies for Fund securities to the Adviser pursuant to the Adviser’s proxy voting policies and procedures. Under these policies and procedures, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. A copy of the Adviser’s proxy voting policies and procedures is attached as Appendix A to this SAI.

After ____________ __, 2016, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended ____________ __, 2016 will be available without charge, upon request, by calling the Adviser at (781) 875-3185, and on the SEC’s website at http://www.sec.gov.

FISCAL YEAR

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on October 31. For tax purposes, the Fund has adopted the 12-month period ending October 31 of each year as its taxable year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected ___________, as the independent public accountants of the Fund. ___________’s principal business address is _________________________________.

As of the date of this SAI, the Fund has not commenced investment operations. When available, you can obtain copies of the Fund’s Annual Report and Semi-Annual Report at no charge by writing or telephoning the Fund at the address or number on the front page of this SAI.

APPENDIX A:

PROXY VOTING POLICIES AND PROCEDURES OF THE FUND AND THE SUB-ADVISER

PROXY ADMINISTRATION

LIMITATIONS

Crow Point will generally vote on all proxies it receives. However, Crow Point may refrain from voting a proxy if the shares are no longer held by the client at the time of the meeting. Unsupervised securities, or securities held below the line, will also be excluded.

ANNUAL REVIEW OF PROXY POLICY

On an annual basis, Crow Point will amend or update, as necessary, to remain consistent and current with its proxy practices. Client interests, compliance, and regulatory requirements will be reviewed and addressed. Changes to the Proxy voting will be disclosed to the board of trustees during its annual 15(c) meeting.

DISCLOSURE

Crow Point discloses a summary of its proxy voting policy in its Form ADV Part 2.

PROXY VOTING GUIDELINES

When voting proxies, Crow Point looks at each company independently. It applies its own criteria as voting guidelines, and generally vote in accordance with issuer recommendations. However, Crow Point reviews each issue on the proxy ballet and vote on a case-by-case basis.

Part C: Other Information

Item 25. Financial Statements And Exhibits.

(1) Financial Statements:

Not Applicable.

(2) Exhibits:

(2)(a) Agreement and Declaration of Trust.  To be filed by amendment.

(2)(b) By-laws.  To be filed by amendment.

(2)(c) Not Applicable.

(2)(d) Portions of the Declaration of Trust and By-laws of the Fund defining the rights of holders of common shares of the Fund. See Items 25(2)(a) and (b) above.

(2)(e) Form of Dividend Reinvestment Plan. To be filed by amendment.

(2)(f) Not Applicable.

(2)(g)(1) Investment Advisory Agreement.  To be filed by amendment.

(2)(g)(2) Sub-Advisory Agreement.  To be filed by amendment.

(2)(h) Distribution Agreement.  To be filed by amendment.

(2)(i) Not Applicable.

(2)(j) Custodian Agreement.  To be filed by amendment.

(2)(k)(1) Administrative Services Agreement. To be filed by amendment.

(2)(k)(2) Transfer Agency Agreement. To be filed by amendment.

(2)(l) Opinion and Consent of Counsel. To be filed by amendment.

(2)(m) Not Applicable.

(2)(n) Consent of Auditors. To be filed by amendment.

(2)(o) Not Applicable.

(2)(p) Not Applicable.

(2)(q) Not Applicable.

(2)(r) Code of Ethics of the Trust, the Adviser and Sub-Adviser. To be filed by amendment.

Item 26. Marketing Arrangements.

To be provided by amendment.

Item 27. Other Expenses of Issuance and Distribution.

All figures are estimates:

Registration Fees	$______________
Accounting Fees and Expenses	$______________
Legal Fees and Expenses	$______________
Printing Expenses	$______________
Blue Sky Fees	$______________
Miscellaneous	$______________
Total	$______________

Item 28. Persons Controlled by or Under Common Control.

To be provided by amendment.

Item 29. Number of Holders of Securities.

Title of Class	Number of Shareholders as of ____________ __, 2016
Common Shares	1

 Item 30. Indemnification.

Section 3 of Article IV of the Registrant’s Agreement and Declaration of Trust states that the Trust shall, to the fullest extent permitted by applicable law, (a) indemnify and hold harmless each trustee and officers of the Trust (“Fiduciary Indemnified Person”) from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by the Fiduciary Indemnified Persons by reason of the creation, operation or termination of the Trust in a manner the Fiduciary Indemnified Persons reasonably believed to be within the scope of authority conferred on the Fiduciary Indemnified Persons by this Declaration, except that no Fiduciary Indemnified Persons shall be entitled to be indemnified in respect of any loss, damage or claim incurred by the Fiduciary Indemnified Persons by reason of gross negligence or willful misconduct with respect to such acts or omissions; and (b) advance expenses (including legal fees) incurred by a Fiduciary Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, prior to the final disposition of such claim, demand, action, suit or proceeding, upon receipt by the Trust of an undertaking by or on behalf of such Fiduciary Indemnified Persons to repay such amount if it shall be determined that such Fiduciary Indemnified Person is not entitled to be indemnified as authorized in the preceding subsection. The provisions of Section 3 shall survive the resignation or removal of the Fiduciary Indemnified Persons.

Item 31. Business and Other Connections of Adviser and Sub-Adviser.

Information as to the officers of Crow Point Partners, LLC, the Registrant’s investment adviser (“Adviser”), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-67184) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

Information as to the directors and officers of Recon Capital Partners, LLC, the Registrant’s sub-adviser (“Sub-Adviser”), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Advisor in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-78693) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

Item 32. Location of Accounts and Records.

Certain required books and records are maintained by the Fund and the Adviser at 25 Recreation Park Drive, Suite 110, Hingham, MA 02043 and the Sub-Adviser at 1 Landmark Square, 8th Floor, Stamford, CT 06901. The other accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act, and the rules promulgated thereunder, are kept by the Fund or its custodian, transfer agent or administrator.

Item 33. Management Services.

Not applicable.

Item 34. Undertakings

1. The Fund undertakes to suspend the offering of common shares until the Prospectus is amended, if (1) subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of this Registration Statement; or (2) its net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

2. Not applicable.

3. Not applicable.

4. The Registrant undertakes:

a.                   To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the “1933 Act”); (ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

b.                   That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c.                   To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.                   That, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e.                   That for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act; (ii) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5. The Fund undertakes that:

a.                   for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A under the Securities Act and contained in a form of prospectus filed by the Fund under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

b.                   for the purpose of determining any liability under the Securities Act, each post effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has caused this Registration Statement to be signed on its behalf by the undersigned duly authorized person, in Greenwich, Connecticut on August 30, 2016.

Point Technology Opportunity 2021 Target Conversion Trust

By:	/s/ Peter DeCaprio
Name:	Peter DeCaprio
Title:	President of the Trust

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on August 30, 2016, by the following person in the capacity indicated below.

Signature	Title	Date
/s/ Peter J. DeCaprio Peter J. DeCaprio	Sole Trustee	August 30, 2016
/s/ Garrett Paolella Garrett Paolella	Trustee	August 30, 2016